[MHM Final]
[Translation]

Filed document:                       SECURITIES REGISTRATION STATEMENT

To be filed with:                     Director of Kanto Local Finance Bureau

Filing Date:                          April 4, 2005

Name of the Registrant Fund:          PUTNAM INCOME FUND

Name of Representative:               Charles E. Porter
                                      Executive Vice President, Associate
                                      Treasurer and Principal Executive Officer

Address of Principal Office:          One Post Office Square
                                      Boston, Massachusetts 02109
                                      U. S. A.

Name and Title of Registration Agent: Harume Nakano
                                      Attorney-at-Law

                                      Ken Miura
                                      Attorney-at-Law

Address or Place of Business          Marunouchi Kitaguchi Building
                                      6-5, Marunouchi 1-chome
                                      Chiyoda-ku, Tokyo

Name of Liaison Contact:              Harume Nakano
                                      Ken Miura
                                      Attorneys-at-Law

Place of Liaison Contact:             Mori Hamada & Matsumoto
                                      Marunouchi Kitaguchi Building
                                      6-5, Marunouchi 1-chome
                                      Chiyoda-ku, Tokyo

Phone Number:                         03-6212-8316

Name of the Fund Making Public        PUTNAM INCOME FUND
Offering or Sale of Foreign
Investment Fund Securities:

Aggregate Amount of                   The maximum amount expected to be sold is
Foreign Investment Fund Securities    3.4 billion U.S. dollars (approximately
to be Publicly Offered or Sold:       JPY 35.2 billion).


Note: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00 = JPY 103.61 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2005.

Places where a copy of this Securities
Registration Statement is available
for Public Inspection:                Not applicable.




                                C O N T E N T S

                                                                       This
                                                                      English
                                                                    Translation

PART I.   INFORMATION CONCERNING SECURITIES                              1

PART II.  INFORMATION CONCERNING THE FUND                                6

   I. DESCRIPTION OF THE FUND                                            6

  II. INFORMATION CONCERNING FINANCIAL HIGHLIGHTS                       43

 III. SUMMARY OF INFORMATION CONCERNING
      FOREIGN INVESTMENT FUND SECURITIES                                43

  IV. ITEMS OF DETAILED INFORMATION CONCERNING
      THE FUND                                                          44

PART III.  DETAILED INFORMATION CONCERNING THE FUND                     45

   I. ADDITIONAL INFORMATION CONCERNING THE FUND                        45

  II. PROCEDURES, ETC.                                                  46

 III. ADMINISTRATION AND MANAGEMENT                                     54

  IV. FINANCIAL CONDITIONS OF THE FUND                                  64

   V. RECORD OF SALES AND REPURCHASES                                   68

PART IV.   SPECIAL INFORMATION                                          69

   I. OUTLINE OF THE FUND                                               69

  II. OUTLINE OF THE OTHER RELATED COMPANIES                            76

 III. OUTLINE OF THE SYSTEM OF INVESTMENT
      TRUSTS IN MASSACHUSETTS                                           78

  IV. FORM OF FOREIGN INVESTMENT
      FUND SECURITIES                                                   87

   V. MISCELLANEOUS                                                     88

      Attachment                                                        89




                   PART I. INFORMATION CONCERNING SECURITIES


1.    NAME OF FUND:                   PUTNAM INCOME FUND
                                      (hereinafter referred to as the "Fund")

2.    NATURE OF FOREIGN               Six classes of shares (Class A shares,
      INVESTMENT FUND SECU-           Class B shares, Class C shares, Class M
      RITIES CERTIFICATES:            shares, Class Y shares and Class R
                                      shares) Registered shares without par
                                      value In Japan, only Class M shares
                                      (hereinafter referred to as the "Shares") are publicly offered. The Shares are additional offering type ("Tsuikagata").
                                      No rating has been acquired.

3.    TOTAL AMOUNT OF                 The maximum amount expected to be sold is
      OFFERING PRICE:                 3.4 billion U.S. dollars (approximately
                                      JPY 35.2 billion)).

     Note 1: Dollar amount is translated for convenience at the rate of $1.00= JPY 103.61 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2005). The same applies hereinafter, unless otherwise indicated.

     Note 2: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

4.    ISSUE PRICE:                    The Net Asset Value per Share next
                                      calculated on a Fund Business Day after
                                      the application for purchase is received by the Fund.

     Note: A "Fund Business Day" means a day on which the New York Stock Exchange is open for business.

                                      The issue price may be applicable at the
                                      PLACE OF SUBSCRIPTION described in 8.
5.    SALES CHARGE:                   The public offering price means the
                                      amount calculated by dividing the net
                                      asset value by (1- 0.0325), and rounded
                                      to three decimal places.  The sales
                                      charge in Japan shall be 3% of the amount obtained by deduction of the amount equivalent to 3.15% (3% after tax deduction) of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount in excess of the net asset value and the Sales Price shall be retained by Putnam
                                      Retail Management, Limited Partnership
                                      ("Putnam Retail Management"), principal
                                      underwriter of the Fund.

6.    MINIMUM AMOUNT OR               The minimum amount for purchase of
      NUMBER OF SHARES                Shares is 200 shares and shares may be
      FOR SUBSCRIPTION:               purchased in integral multiples of 100
                                      shares.

7.    PERIOD OF SUBSCRIPTION:         From: April 5, 2004 (Tuesday)
                                      To:   April 4, 2005 (Tuesday)
                                      Provided that the subscription is handled only on a Fund Business Day and a business day when securities companies are open for business in Japan.

8.    PLACE OF SUBSCRIPTION:          Mizuho Investors Securities Co., Ltd.
                                      (hereinafter referred to as "Mizuho
                                      Investors" or "Distributor")
                                      Shibusawa City Place A., 13-16,
                                      Nihonbashi- Kayaba-cho 1-chome, Chuo-ku,
                                      Tokyo

     Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned company.

9.    DATE                            Investors shall pay the Issue Price and
      OF PAYMENT:                     Sales Charge to Mizuho Investors within 4
                                      business days in Japan from the day when
                                      Mizuho Investors confirms the execution
                                      of the order (the "Trade Day").
10.   PLACE OF PAYMENT:               Mizuho Investors:
                                      Shibusawa City Place A., 13-16,
                                      Nihonbashi-Kayaba-cho 1-chome, Chuo-ku,
                                      Tokyo
                                      The total issue price for each
                                      Application Day will be transferred by
                                      Mizuho Investors to the account of the
                                      Fund at Putnam Fiduciary Trust Company,
                                      the transfer agent, within 3 Fund
                                      Business Days (hereinafter referred to as "Payment Date") from (and including) the Application Day.

11.   MATTERS CONCERNING THE TRANSFER AGENCY:
      Not applicable.

12.   MISCELLANEOUS:
(a)   DEPOSIT FOR SUBSCRIPTION:       None.
(b)   OUTLINE OF UNDERWRITING, ETC.:
(i) Mizuho Investors undertakes to make a public offering of the Shares in accordance with an agreement dated 18th August, 1997 with Putnam Retail Management in connection with the sale of the Shares in Japan.
(ii) During the public offering period, Mizuho Investors will execute or forward purchase orders and repurchase requests for the Shares received directly or indirectly through other Sales Handling Companies (hereinafter referred to, together with Distributor, as "Sales Handling Companies") to the Fund.

      Note: "Sales Handling Company" means a securities agent company and/or registration agent financial institution which shall conclude the agreement with a distributor concerning agency business of units of the Fund, acts as agent for a distributor for subscription or redemption of shares from investors and subscription money from investors or payment of redemption proceeds to investors, etc.

(iii) The Fund has appointed Mizuho Investors as the Agent Company (the "Agent Company") in Japan.

      Note: "The Agent Company" shall mean company which, under a contract made with a foreign issuer or a local underwriter of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and Sales Handling Companies rendering such other services.

(c)   Method of Subscription:
             Investors who subscribe to Shares shall enter into with the Sales Handling Company an agreement concerning transactions of foreign securities. The Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (collectively the "Account Contract") and the investors submit to the Handling Securities Company an application requesting the opening of a transactions account under the Account Contract. The subscription amount shall be paid in yen in principal and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Sales Handling Company.
             The subscription amount shall be paid in dollars to the account of the Fund with Putnam Fiduciary Trust Company as custodian for the Fund by Mizuho Investors on the Payment Date.

(d)   PERFORMANCE INFORMATION
             The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the Fund's class M shares. The table following the chart compares the Fund's performance to that of a broad measure of market performance. Of course, a Fund's past performance is not an indication of future performance.

      Calendar year total returns for class M shares

[GRAPHIC OMITTED: horizontal bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS M SHARES]

1995           19.18%
1996            3.87
1997            8.10
1998            3.45
1999           -2.23
2000            7.37
2001            7.64
2002            8.28
2003            4.25
2004            4.17


             Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 6.32% (quarter ending 6/30/95) and the lowest return for a quarter was -2.61% (quarter ending 12/31/04).
             Performance of class M shares shown in the bar chart and in the table following the bar chart, for periods prior to their inception on 12/14/94, is derived from the historical performance of the Fund's class A shares (not offered in Japan), adjusted to reflect the higher operating expenses of class M shares and, in the table only, the appropriate sales charge.
      Average Annual Total Returns (for periods ending 12/31/2004)

                                  Past         Past         Past
                                 1 year       5 years     10 years

Class M                           0.85%        5.64%        5.93%
Lehman Aggregate Bond Index       4.34%        7.71%        7.72%
(no deduction for fees,
expenses or taxes)

      Unlike the bar chart, this performance information reflects the impact of sales charges. Class M share performance reflects the current maximum initial sales charge. The Fund's performance is compared to the Lehman Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities.

(e)   FEES AND EXPENSES
             This table summarizes the fees and expenses investors may pay if they invest in the fund. Expenses are based on the fund's last fiscal year.
      Shareholder Fees (fees paid directly from their investment)

                                                 Class M

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of the offering price)                 3.25%

Maximum Deferred Sales Charge (Load)
(as a percentage of the original
purchase price or redemption proceeds,
whichever is                                       NONE*
lower)

Maximum Redemption Fee** (as a percentage
of total redemption proceeds)                     2.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)


                                                     Total annual
                            12b-1       Other       fund operating
       Management fees      fees       expenses        expenses

Class M     0.51%           0.50%       0.23%           1.24%

      * A deferred sales charge of 0.40% on Class M shares may be imposed on certain redemptions of shares bought without an initial sales charge outside Japan.

      ** A 2.00% redemption fee may apply to any shares purchased that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. (Redemption fee will not apply to redemptions from omnibus accounts in which the Japanese shareholders invest.)
(f)   EXAMPLE
             This example translates the expenses shown in the preceding table into dollar amounts. By doing this, investors can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that investors invest $10,000 in the fund for the time periods shown and then redeem all shares at the end of those periods. It also assumes a 5% return on investor's investment each year and that the Fund's operating expenses remain the same. The example is hypothetical; actual costs and returns may be higher or lower.

               1 year    3 years    5 years    10 years
Class M          $447       $706       $984      $1,776

(g)   Offerings other than in Japan:
             Shares are simultaneously offered in the United States of America.




                   PART II. INFORMATION CONCERNING THE FUND

I.    DESCRIPTION OF THE FUND

1.    NATURE OF THE FUND
(1)   Objects and Basic Nature of the Fund:
 (i)  Form of the Fund:
             Putnam Income Fund (the "Fund") is a Massachusetts business trust organized on August 13, 1982 as the successor to The Putnam Income Fund, Inc., a Massachusetts corporation organized on October 13, 1954. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.
             The Fund is an open-end management investment company with an unlimited number of authorized shares of beneficial interest which may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Only the Fund's class M shares are currently offered in Japan. The Fund also offers other classes of shares with different sales charges and expenses in the United States of America. Because of these different sales charges and expenses, the investment performance of the classes will vary.
             Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.
             The Fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of its total assets is not subject to this restriction. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.
             If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may choose to redeem the shareholders' shares. The Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may, at any time, establish one which could apply to both present and future shareholders.
 (ii) Objects and Basic Nature of the Fund:
      GOAL
             The Fund seeks high current income consistent with what the Investment Management Company believes to be prudent risk.
      MAIN INVESTMENT STRATEGIES - BONDS
             The Fund invests mainly in bonds that:
      - are obligations of companies and governments worldwide denominated in U.S. dollars,
      - are either investment-grade or below investment-grade (junk bonds), and
      - have intermediate to long-term maturities (three years or longer). MAIN RISKS
             The main risks that could adversely affect the value of the Fund's shares and the total return on the investors' investment include:
      - The risk that the issuers of the Fund's investments will not make, or will be perceived to be unlikely to make, timely payments of interest and principal. Because the Fund may invest significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the Fund.
      - The risk that movements in financial markets will adversely affect the value of the Fund's investments. This risk includes interest rate risk, which means that the prices of the Fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.
      - The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.
             Investors can lose money by investing in the Fund. The Fund may not achieve its goal, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


(2)   Structure of the Fund
 (i)  Structure of the Fund

                       Related Companies of the Fund

                                  Fund

                           Putnam Income Fund

                                Trustees
                            (Agreement and
                          Declaration of Fund)
                                                             Investor
Distibution                                  Custodian       Servicing
Agreement                                    Agreement       Agreement

Principal                                           Custodian
Underwriter                                     Investor Servicing
                                                      Agent

Putnam Retail Management                          Putnam Fiduciary
                                                    Trust Company

(acts as distributor)                           (acts as custodian and
                                                investor servicing
                                                agent of the Fund)

Japan Dealer
Sales Contract

                   Agent                         Management Contract
              Company Agreement

Distributor in Japan                           Investment Management
   Agent Company                                       Company

Mizuho Investors Securities Co., Ltd.     Putnam Investment Management, LLC

(forwarding of sales                        (acts as investment management
    in Japan and                               of the Fund and investment
rendering of service as                   adviser concerning the Fund's assets)
   agent company)


 (ii) The name, Role in Management of the Fund and Outline of Agreements of Affiliated Parties of the Investment Management Company and the Fund:

    Name      Role in                                           Outline of the Agreement
             management
            of the Fund
Putnam      The          The Management Contract (Note 1) dated April 6, 1995 between the Fund and the Investment Management
Investment  Investment   Company provides for investment management services to the Fund.
Management, Management
LLC (the    Company
"Investment
Management
Company")
Putnam      Custodian    Custodian Agreement (as amended on June 1, 2001) (Note 2) dated May 3, 1991 with the Fund provides for
Fiduciary   and Investor the custodial services to the Fund.
Trust       Servicing    Investor Servicing Agreement dated June 3, 1991 with the Fund provides the investor services for the
Company     Agent        Fund.
Putnam      Principal    Distribution Agreement dated November 28, 1994 with the Fund provides for underwriting services of the
Retail      Underwriter  Fund's shares.
Management
Limited
Partnership
Mizuho      Agent        Agent Securities Company (Note 3) Agreement dated July 23, 1997 provides the agent company services in
Investors   Company      Japan.
Securities  Distributor  Japan Dealer Sales Contract (Note 4) dated August 18, 1997 with the Principal Underwriter provides the
Co., Ltd.   in Japan     forwarding of sales in Japan.

(Note 1)The "Management Contract" shall mean an agreement that the Investment
        Management Company agrees to furnish an continuously an investment program for the Fund, and to manage, supervise and conduct the other affairs and business of the Fund with the compliance with the provisions of the Agreement and the Declaration of Trust and the By-Laws of the Fund and its stated investment objectives, policies and restrictions.

(Note 2)The "Custodian Agreement" shall mean an agreement that the Custodian agrees to offer the custody services of the Fund's assets such as custody, delivery and register of the securities, funds and other property owned by the Fund.

(Note 3)The "Agent Company Agreement " shall mean an agreement that the Agent
        Company in Japan which was appointed by the Management Company agrees to distribute the prospectuses regarding the shares of the Fund, publication of the net asset value per share and the distribution of the documents such as the management reports, etc. to be required in accordance with the provisions of the applicable laws and regulations of Japan and/or the rules of the Japan Securities Dealers' Association

(Note 4)The " Japan Dealer Sales Contract" shall mean an agreement that the
        Distributor in Japan agrees to sell the shares delivered by the Investment Management Company for the purpose of public offering in Japan in accordance with the provisions of the applicable laws and regulations of Japan and the prospectus.

 (iii)Outline of the Investment Management Company
 A.   Fund
 (A)  Law of Place of Incorporation
             The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on August 13, 1982 as the successor to The Putnam Income Fund, Inc., a Massachusetts corporation formed on October 13, 1954.
             Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.
             The Fund is an open-end, diversified management company under the Investment Company Act of 1940.
 (B)  Purpose of the Fund
             The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.
 (C)  Amount of Capital Stock
             Not applicable.
 (D)  History of the Fund

             October 13, 1954:  Organization of the Fund as a Massachusetts
                                corporation.

             August 13, 1982:   Organization of the Fund as a Massachusetts
                                business trust. Adoption of the Agreement and Declaration of Trust.

             April 7, 1989:     Adoption of the Amended and Restated Agreement
                                and Declaration of Trust.
 (E)  Information Concerning Major Shareholders
             Not applicable.
 B.   Putnam Investment Management, LLC (the "Investment Management Company")
 (A)  Law of Place of Incorporation
             Putnam is a limited liability company organized under the Law of the State of Delaware, U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940.
             Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.
             The Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.
 (B)  Purpose of the Company
             The Investment Management Company's sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.
 (C)  Amount of Capital Stock
      1.     Amount of Member's Equity (as of the end of January, 2005):
             $14,818,904+
      4.     Amount of member's equity (for the past five years):

                                                    Amount of
             Year                                 Member's Equity

         End of 2000                               $209,635,521

         End of 2001                               $170,497,323

         End of 2002                               $138,739,094

         End of 2003                               $144,486,036

         End of 2004*                              -$9,155,466+

         +   Unaudited.

         * During 2004, Putnam Investment Management accrued $223,524,388 of regulatory settlements. This, along with net intercompany transactions with the Parent and its affiliates resulted in the decrease. Net income for the year ended December 31, 2004 was $89,819,256. This was offset by $243,460,758 of net intercompany transactions, which are factored as a reduction of Members' Equity.
 (D)  History of the Company
             The Investment Management Company is one of America's oldest and largest money management firms. The Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with mutual fund assets of over $138.2 billion in aggregate net asset value and nearly 11 million shareholder accounts at January 31, 2005. An affiliate, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds.
             Total assets under management of Putnam entities, including assets mutual funds and other clients, are over US$204 billion as of the end of January, 2005.
             Putnam Investment Management, L.L.C., Putnam Retail Management and Putnam Fiduciary Trust Company are subsidiaries of Putnam LLC, which is located at One Post Office Square, Boston, Massachusetts 02109 and except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.
 (E)  Information Concerning Major Stockholders
             As of the end of January, 2005, all the outstanding shares of capital stock of the Investment Management Company were owned by Putnam LLC. See subsection (D) above.


2.    INVESTMENT POLICY
(1)   Basic Policy for Investment:
             Any investment carries with it some level of risk that generally reflects its potential for reward. The Investment Management Company pursues the Fund's goal by investing mainly in bonds, including both U.S. government and corporate obligations. The Investment Management Company will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.
(2)   Objectives of Investment:
      MAIN INVESTMENT STRATEGIES - BONDS
             The Fund invests mainly in bonds that:
      - are obligations of companies and governments worldwide denominated in U.S. dollars,
      - are either investment-grade or below investment-grade (junk bonds), and
      - have intermediate to long-term maturities (three years or longer). Non-U.S. Investment
             The Fund may invest in securities of non-U.S. issuers that are not actively traded in U.S. markets. These non-U.S. investments involve certain special risks described below.
             Non-U.S. securities are normally denominated and traded in non-U.S. currencies. As a result, the value of the Fund's non-U.S. investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollars. The Fund may engage in a variety of non-U.S. currency exchange transactions in connection with its non-U.S. investments, including transactions involving futures contracts, forward contracts and options.
             Investments in non-U.S. securities may subject the Fund to other risks as well. For example, there may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the Unites States. The securities of some non-U.S. issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Non-U.S. brokerage commissions and other fees are also generally higher than in the United States. Non-U.S. settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.
             In addition, the Fund's investments in non-U.S. securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund's investments in certain non-U.S. countries. Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
             Legal remedies available to investors in certain non-U.S. countries may be more limited than those available with respect to investments in the United States or in other non-U.S. countries. The laws of some non-U.S. countries may limit the Fund's ability to invest in securities of certain issuers organized under the laws of those non-U.S. countries.
             The risks described above are typically increased in connection with investments in less developed and developing nations, which are sometimes referred to as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, causing instability. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.
             The Fund expects that its investments in non-U.S. securities generally will not exceed 20% of its total assets, although the Fund's investments in non-U.S. securities may exceed this amount from time to time. Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in non-U.S. currencies or that are traded in non-U.S. markets, or securities of U.S. issuers having significant non-U.S. operations.

      Investments in premium securities
             At times, the Fund may invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. Because the value of premium securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching their first call date), the purchase of such securities may increase the risk of capital loss if such securities are held to maturity (or first call date).
             During a period of declining interest rates, many of the Fund's portfolio investments will likely bear coupon rates that are higher than the current market rates, regardless of whether such securities were originally purchased at a premium. These securities would generally carry premium market values that would be reflected in the net asset value of Fund shares. As a result, an investor who purchases Fund shares during such periods would initially receive higher taxable monthly distributions (derived from the higher coupon rates payable on the Fund's investments) than might be available from alternative investments bearing current market interest rates, but the investor may face an increased risk of capital loss as these higher coupon securities approach maturity (or first call date).

      Mortgage-backed and asset-backed securities
             The Fund may invest a substantial portion of its assets in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans and include:
      * Certain securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities;
      * Securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and
      * Securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.
             Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class.
             The Fund may also invest in asset-backed securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
             Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.
             Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.
             At times, some of the mortgage-backed and asset-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.
             CMOs. CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.
             Stripped mortgage-backed securities. The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.
             In either event, the secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell these securities at any particular time.

      Options and futures portfolio strategies
             The Fund may engage in a variety of transactions involving the use of options and futures contracts. The Fund may purchase and sell futures contracts in order to hedge against changes in the values of securities the Fund owns or expects to purchase or to hedge against interest rate changes. For example, if the Investment Management Company expected interest rates to increase, the Fund might sell futures contracts on U.S. Government Securities. If rates were to increase, the value of the Fund's fixed income securities would decline, but this decline might be offset in whole or in part by an increase in the value of the futures contracts. The Fund may also purchase and sell call and put options on futures contracts or on securities the Fund is permitted to purchase directly in addition to or as an alternative to purchasing and selling futures contracts. The Fund will engage in these transactions for hedging purposes and, to the extent permitted by applicable law, for non-hedging purposes, such as to manage the effective duration of the Fund's portfolio or as a substitute for direct investment.
             Options and futures transactions involve costs and may result in losses. The effective use of options and futures strategies depends on the Fund's ability to terminate options and futures positions at times when the Investment Management Company deems it desirable to do so. Options on certain U.S. government securities are traded in significant volume on securities exchanges. However, other options which the Fund may purchase or sell are traded in the "over-the-counter" market rather than on an exchange. This means that the Fund will enter into such option contracts with particular securities dealers who make markets in these options. The Fund's ability to terminate options positions in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions might fail to meet their obligations to the Fund.
             The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the Fund, of the option and futures contract themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge.
             The Fund's ability to engage in options and futures transactions and to sell related securities may be limited by tax considerations and by certain regulatory requirements.

      Frequent trading. The Fund may buy or sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase the amount of U.S. federal income taxes payable by shareholders.

      Other investment practices
             In addition to the main investment strategies described above, we may make other investments, such as investments in derivatives including futures, options, swap contracts, hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, which may be subject to other risks.
             Options. The Fund may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The Fund receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.
             When the Fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, it takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.
             The Fund may also buy and sell put and call options, including combinations of put and call options on the same underlying security.
      The aggregate value of the securities underlying the options may not exceed 25% of Fund assets. The use of these strategies may be limited by applicable law.
             Securities loans, repurchase agreements and forward commitments. The Fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. The Fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

      Derivatives.
             Certain of the instruments in which the Fund may invest, such as options, forward contracts and CMOs, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

      Hybrid instruments.
             Under the U.S. law, these instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, or convertible securities with the conversion terms related to a particular commodity.

             The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a fund may not be successful.

             Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

             Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

             Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

             Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

      Alternative strategies. Under normal market conditions, the Investment Management Company keeps the fund's portfolio fully invested, with minimal cash holdings. However, at times the Investment Management Company may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interest of its shareholders. The Investment Management Company then may temporarily use alternative strategies that are mainly designed to limit losses.
      However, the Investment Management Company may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

      Changes in policies. The Fund's Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

      Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the Fund of brokerage commissions. The Fund paid $300,184 in brokerage commissions during the last fiscal year, representing 0.01% of the Fund's average net assets. Of this amount, no payments were made to brokers who also provided research services.
             Although brokerage commissions and other portfolio transaction costs are not reflected in the Fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the Fund's total return. Combining the brokerage commissions paid by the Fund during the last fiscal year (as a percentage of the Fund's average net assets) with the Fund's Total Annual Fund Operating Expenses ratio for class A shares results in a "combined cost ratio" of 1.00% of the Fund's average net assets for class A shares for the last fiscal year.
             Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the Fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may change the market price for an investment (the "market impact").
             Another factor in transaction costs is the Fund's portfolio turnover rate, which measures how frequently the Fund buys and sells investments. During the past five years, the Fund's fiscal year portfolio turnover rate and the average turnover rate for the Fund's Lipper category were as follows.

Turnover comparison                   2004  2003  2002  2001  2000
Putnam Income Fund                    441%  251%  268%  234%  207%
Lipper Corporate Debt Funds A Rated*  148%  164%  146%  160%  141%

      * Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the Fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the Fund's portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of December 31, 2004.

             The Fund may buy and sell investments relatively often. Both the Fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and shareholder taxes and decreased performance.
             The Invesstment Management Company is not permitted to consider sales of shares of the Fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.
      Portfolio holdings. For information on the Fund's portfolio, the investors may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the Fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the Fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

(3)   Management Structure of the Fund:
      Investment management teams.
             The Investment Management Company's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Core Fixed-Income Team are responsible for the day-to-day management of the Fund. The names of all team members can be found at www.putnaminvestments.com.
             The following team members coordinate the team's management of the Fund's portfolio. Their experience as investment professionals over the last five years is shown.
                                                  (As of the filing date)

Portfolio  Since  Employer                           Position over past five years
Leader
 Kevin M.   2002  The Investment Management Company  Head of Investments; Chief Investment Officer, Core Fixed Income, Fixed
 Cronin           1997-Present                       Income Money Market and Tax Exempt Fixed Income Team

Portfolio  Since  Employer                           Position over past five years
Members

 Rob A.     2002  The Investment Management Company  Team Leader, Mortgage and Government Teams
 Bloemker         1999-Present

 Kevin F.   2005  The Investment Management Company  Team Leader, High Grade Corporates and Core Fixed Income Teams; Previously,
 Murphy           1999-Present                       Investment Strategist

 Raman      2005  The Investment Management Company  Portfolio Manager, Core Fixed Income Team; Previously, Portfolio
 Srivastava         1999-Present                       Construction Specialist; Quantitative Analyst

        Fund ownership.

             The table below also shows the dollar ranges of shares of the Fund owned by the professionals listed above as of November 30, 2004 and November 30, 2003, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.


FUND PORTFOLIO LEADER AND PORTFOLIO MEMBER

                   $1-     $10,001-  $50,001-  $100,001- $500,001-  $1,000,001
           Year $0 $10,000 $50,000   $100,000  $500,000  $1,000,000   and over

Kevin M.    2004  *
Cronin

Portfolio   2003  *
Leader

Rob A.      2004  *
Bloemker

Portfolio   2003  *
Member

      Other funds managed by the portfolio leader and portfolioi member.
             As of the Fund's fiscal year-end, Kevin M. Cronin was also a Portfolio Leader, and Rob A. Bloemker was also a Portfolio Member, of Putnam American Government Income Fund, Putnam Global Income Trust, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust. Kevin M. Cronin was also a Portfolio Member of The George Putnam Fund of Boston and Putnam Equity Income Fund. Kevin M. Cronin and Rob A. Bloemker may also manage other accounts and variable trust funds managed by the Investment Management Company or an affiliate. Kevin J. Murphy and Raman Srivasta joined the Fund's management team (as Portfolio Members) after October 31, 2004.
      Changes in the fund's portfolio leader and portfolio member.
             No changes in the Fund's Portfolio Leader or Portfolio Member occurred during the fiscal year ended October 31, 2004. Individuals who have served as Portfolio Leader of the Fund since May 2002, when the Investment Management Company introduced this designation, include James
      M. Prusko (May 2002 - June 2002).
             After October 31, 2004, Kevin J. Murphy and Raman Srivasta joined the Fund's management team.
      Investment in the fund by Putnam employees and the trustees.
             As of November 30, 2004, all of the 13 Trustees of the Putnam funds owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by Putnam employees and the fund's Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

                    Fund     All Putnam funds
Putnam employees   $4,051,000    $463,815,000
Trustees             $314,000     $47,311,000

      Compensation of investment professionals.
             The Investment Management Company believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to the Investment Management Company 's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, Corporate Debt Funds A Rated, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to the investor's investment management team is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.
        * Consistent performance means being above median over one year.
        * Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.
        * Superior performance (which is the largest component of the Investment Management Company 's incentive compensation program) means being in the top third of the peer group over three and five years.
             In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, the Investment Management Company retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by the Investment Management Company 's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

(4)   Distribution Policy:
             The Fund distributes net investment income monthly and any net realized capital gains at least annually. The payment to Japanese investors may be made by the end of each month by Mizuho Investors.
             A description of the risks associated with the Fund's main investment strategies follows.
(5)   Restrictions of Investment:
             Except for the investment restrictions designated as fundamental below, the investment restrictions described in this Securities Registration Statement and the Japanese prospectus are not fundamental investment restrictions. The Trustees may change any non-fundamental restrictions without shareholder approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:
 (1) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.
 (2) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.
 (3) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.
 (4) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.
 (5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.
 (6) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign currency exchange transactions and other financial transactions not involving physical commodities.
 (7) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain U.S. federal securities laws.
 (8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities), if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.
             Although certain of the Fund's fundamental investment restrictions permit it to borrow money to a limited extent, the Fund does not currently intend to do so and did not do so last year.
             The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.
             The following non-fundamental investment policy may be changed by the Trustees without shareholder approval:
      (I) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and
      (c) above.
             In addition, so long as shares of the Fund are being offered for sale by the Fund in Japan, the Fund has undertaken to the Japanese Securities Dealers Association that the fund will not:
      (1) invest more than 15% of its net assets in securities that are not traded on an official stock exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to securities determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);
      (2)    borrow money in excess of 10% of the value of its total assets;
      (3) make short sales of securities in excess of the Fund's net asset value; and
      (4) together with other mutual funds managed by the Investment Management Company acquire more than 50% of the outstanding voting securities of any issuer.
             If the undertaking is violated, the Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.
             All percentage limitations on investments (other than pursuant to the non-fundamental restriction (I)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
             Also in connection with the Fund's offering of its shares in Japan, the Fund has adopted the following non-fundamental investment restriction:
             The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund's status as a "bond investment trust" under the Income Tax Law of Japan. There can be no assurance that the fund will be able to invest in such preferred securities.
             Notwithstanding the foregoing restriction, the fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

3.    INVESTMENT RISKS:
(1)   Risk Factors:
      Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates.
      Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.
             Some investments give the issuer the option to call or redeem an investment before their maturity date. If an issuer "calls" an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.
             "Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their value tend to decline over time.
      Credit Risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.
             The Fund invests most of its assets in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized U.S.-securities rating agency, or are unrated investments the Investment Management Company believes are of comparable quality. The Fund may also invest its assets in securities rated below investment grade. However, the Fund may not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or are unrated investments the Investment Management Company believes are of comparable quality. The Fund will not necessarily sell an investment if its rating is reduced after the fund buys it.
             Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for the Fund to sell the investments at prices approximating the values the Fund had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Fund to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make payments of interest only at maturity rather than at intervals during the life of the investment.
             Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although the Investment Management Company considers credit ratings in making investment decisions, it performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Investment Management Company's success in achieving the Fund's investment objective may depend more on its own credit analysis when the Investment Management Company buys lower quality bonds than when it buys higher quality bonds. The Fund may have to participate in legal proceedings involving the issuer. This could increase the Fund's operating expenses and decrease its net asset value.
             Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

      Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the Fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.
(2)   Management Structure for the Risks:
             The Fund builds risk management into the investment process. The Fund identifies areas of potential risk and then puts the policies, procedures and controls in place - including oversight by a Risk Management Committee - to actively manage those risks.

4.    Fees and tax
(1)   Sales Charge:
 (a)  Sales Charge in overseas:
      Class M shares
        -    Initial sales charge of up to 3.25%
        -    Lower sales charges for larger investments of $50,000 or more
        - No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)
        -    Lower annual expenses, and higher dividends, than Class B or C shares (not offered in Japan) because of lower 12b-1 fee
      -      Higher annual expenses, and lower dividends, than Class A shares
             (not offered in Japan) because of higher 12b-1 fee
        - No conversion to Class A shares (not offered in Japan), so future 12b-1 fee does not decrease

      Initial sales charges for class m shares
                                            Class M sales charge
                                            as a percentage of:
      Amount of purchase                    Net amount   Offering
      at offering price ($)                 invested     price *
      Under 50,000                          3.36%        3.25%
      50,000 but under 100,000              2.30         2.25
      100,000 but under 250,000             1.52         1.50
      250,000 but under 500,000             1.01         1.00
      500,000 but under 1,000,000           None         None
      1,000,000 and above                   None         None
      * Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

      **     Offering price includes sales charge.

             The Fund offers two principal ways for the investors to qualify for discounts on initial sales charges on class A and class M shares, often referred to as "breakpoint discounts:"
      *Right of Accumulation. The investors can add the amount of their current purchases of class A or class M shares of the Fund and other Putnam funds to the value of their existing accounts in the Fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial advisors. For the investors' current purchases, the investor will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of their current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.
             To calculate the total value of their existing accounts and any linked accounts, the Fund will use the current maximum public offering price of those shares.
      *Statement of Intention. A statement of intention is a document in which the investors agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase the investors make under the statement of intention you will pay the initial sales charge applicable to the total amount the investors have agreed to purchase. While a statement of intention is not a binding obligation on the investors, if the investors do not purchase the full amount of shares within 13 months, the Fund will redeem shares from their account in an amount equal to the higher initial sales charge the investors would have paid in the absence of the statement of intention.
             Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:
      *      Individual accounts
      *      Joint accounts
      * Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)
      * Shares of Putnam funds owned through accounts in the name of the investors' dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)
      * Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)
             In order to obtain a breakpoint discount, the investors should inform their financial advisor at the time the investors purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or the investors' financial advisor may ask them for records or other information about other shares held in their accounts and linked accounts, including accounts opened with a different financial advisor. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Management's website at www.putnaminvestments.com/individual by selecting "Mutual Funds."
      Deferred sales charges. A deferred sales charge of 0.40% may apply to Class M shares purchased without a sales charge if redeemed within one year of purchase.
      Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. The investor may sell shares acquired by reinvestment of distributions without a charge at any time. Distribution (12B-1) plans. The Fund has adopted a distribution plan to pay for the marketing of Fund shares and for services provided to shareholders. The plan provides for payments at the annual rate (based on average net assets) of up to 1.00% on Class M shares. The Trustees currently limit payments on Class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of the investor's investment.
             An investor may be eligible to buy class M shares at reduced sales charges. For fiscal year 2002, 2003 and 2004, Putnam Retail Management received $20,928,384, $6,576,683 and $329,867, respectively, in sales charges for Class M shares, of which it retained $1,722,037, $481,193 and $26,700, respectively.
      Payment to dealers. If the investors purchase their shares through a dealer (the term "dealer" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), their dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees. Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by the investor or the Fund.
             The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in Fund shares), or on the basis of a negotiated lump sum payment for services provided.
      Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to that dealer on an annual basis.
      Program servicing payments, which are paid in some instances to third parties in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.
             Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan.
             The investors' dealer may charge their fees or commissions in addition to those disclosed in this document. The investors can also ask their dealer about any payments it receives from Putnam Retail Management and its affiliates and any services their dealer provides, as well as about fees and/or commissions it charges.
 (b)  Sales Charge in Japan:
             The sales charge in Japan shall be 3.15% (3% after tax deduction) of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount, which is over the net asset value, of the Sales Price shall be retained by Putnam Retail Management, principal underwriter of the Fund. The public offering price means the amount calculated by dividing the net asset value by (1- 0.0325) and rounded to three decimal places.
(2)   Repurchase Charge:
 (a)  Repurchase Charge in overseas:
             Not applicable.
 (b)  Repurchase Charge in Japan:
             Repurchase requests in Japan may be made to Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of the distributor in Japan without a contingent deferred sales charge.
(3)   Management Fee, etc.:
 (a)  Management and Agent Company Fees
             Under a Management Contract dated April 6, 1995, the Fund pays a quarterly fee to the Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at an annual rate of 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% of any excess thereafter.
             For the fiscal years ending on October 31, 2002, 2003 and 2004, pursuant to the management contract, the Fund paid $17,168,523, $18,838,355 and $14,685,092, respectively, as a management fee.
 (b)  Custodian Fee and Charges of the Investor Servicing Agent
             Putnam Fiduciary Trust Company, the Fund's Custodian, shall be entitled to receive, out of the assets of the Fund, reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian, not including fees paid by the Custodian to any sub-custodian, payable monthly based on the average daily total net assets of the Fund during the relevant month.
      Any reasonable disbursements and out-of-pocket expenses (including without limitation telephone, telex, cable and postage expenses) incurred by the Custodian, and any custody charges of banks and financial institutions to whom the custody of assets of the Fund is entrusted, will be borne by the Fund.
             The Fund will pay to Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the Fund's Investor Servicing Agent, such fee, out of the assets of the Fund, as is mutually agreed upon in writing from time to time, in the amount, at the time and in the manner of payment mutually agreed.
             For the fiscal year ending on October 31, 2004, the Fund paid $5,831,476 as a custodian fee and investor servicing agent fee.
 (c)  Fee under Class M Distribution Plan
             The Class M distribution plan provides for payments by the Fund to Putnam Retail Management at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets. Mizuho Investors and other dealers are paid from the 0.50% that the Fund pays Putnam Retail Management.
             Payments under the plan are intended to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including the payments to dealers mentioned above. Putnam Retail Management may suspend or modify such payments to dealers.
             For the fiscal year ending on October 31, 2004, the Fund paid fees under the distribution plan of $3,298,248 for Class M shares.
(4)   Other Expenses:
             The Fund pays all expenses not assumed by the Investment Management Company, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The Fund also reimburses the Investment Management Company for the compensation and related expenses of certain Fund officers and contributions to the Putnam Investment Profit Sharing Retirement Plan for their benefit and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees and was $78,413 for fiscal 2004.
             The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund's other affairs and business.
             The table below shows the value of each Trustee's holdings in the Fund and in all of the Putnam funds as of December 31, 2004.

Name of trustee     Dollar range of Putnam Income Fund    Aggregate dollar range of shares held in all of the Putnam Funds overseen
                    shares owned                          by trustee
Jameson A.          $10,001-$50,000                       over $100,000
Baxter
Charles B.          $1-$10,000                            over $100,000
Curtis
Myra R. Drucker     $1-$10,000                            over $100,000
John A. Hill        over $100,000                         over $100,000
Ronald J.           $1-$10,000                            over $100,000
Jackson
Paul L. Joskow      $1-$10,000                            over $100,000
Elizabeth T.        $1-$10,000                            over $100,000
Kennan
John H. Mullin,     $1-$10,000                            over $100,000
III
Robert E.           $1-$10,000                            over $100,000
Patterson
W. Thomas           $1-$10,000                            over $100,000
Stephens
Richard B.          $1-$10,000                            over $100,000
Worley
*Charles E.         $10,001-$50,000                       over $100,000
Haldeman, Jr.
*George Putnam,     $10,001-$50,000                       over $100,000
III

    * Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, the Investment Management Company, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of the Investment
      Management Company and its affiliated companies. Messrs. Putnam, III and Haldeman are deemed "interested persons" by virtue of their positions as officers of the Fund, the Investment Management Company or Putnam Retail Management or shareholders of Marsh &
      McLennan Companies, Inc. Mr. Haldeman is the President and Chief Executive Officer of the Investment Management Company. Mr. Putnam is the President of the Fund and each of the other Putnam funds.
      The balance of the Trustees are not "interested persons."
      Each independent Trustee of the Fund receives an annual retainer fee and an additional meeting fee for each Trustees' meeting attended. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the current independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services. Mr. Putnam also receives the foregoing fees for his services as Trustee.
             The committees of the Board of Trustees, and the number of times each committee met during the Fund's fiscal year, are shown in the table below:

Audit and Pricing Committee                   24
Board Policy and Nominating Committee          9
Brokerage and Custody Committee                8
Communication, Service and Marketing Committee11
Contract Committee                            17
Distributions Committee                        5
Executive Committee                            1
Investment Oversight Committees               36

             Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Executive Committee, which consists solely of Trustees not affiliated with the Investment Management Company and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2004 and the fees paid to each Trustee by all of the Putnam funds during calendar year 2004:

COMPENSATION TABLE

                                           Pension or retirement          Estimated annual                            Total
                 Aggregate                       benefits                benefits from all                        compensation
               compensation from              accrued as part                Putnam funds                           from all
Trustees/Year     the fund (1)               of fund expenses              upon retirement (2)                    Putnam Funds
Jameson A.        $ 4,308                        $ 1,155                      $ 100,000                            $ 218,950
Baxter/1994 (5)
Charles B.          4,716                          1,502                        100,000                              244,250
Curtis/2001
Myra R.                 -                              -                              -                               33,780
Drucker/2004
(6)
Charles E.              -                              -                              -                                    -
Haldeman,
Jr./2004 (6)
John A.             8,403                          1,471                        200,000                              458,626
Hill/1985 (5)
(7)
Ronald J.           4,410                          1,192                        100,000                              224,000
Jackson/1996
(5)
Paul L.             5,889                            854                        100,000                              294,500
Joskow/1997
(5)(7)
Elizabeth T.        4,292                          1,512                        100,000                              221,500
Kennan/1992
Lawrence J.             -                          1,348                         93,333                                    -
Lasser/1992 (9)
John H. Mullin,     4,154                          1,307                        100,000                              216,200
III/1997 (5)
Robert E.           4,167                            817                        100,000                              217,750
Patterson/1984
George Putnam,      5,191                            676                        125,000                              262,500
III/1984 (7)
W. Thomas           4,539                          1,191                        100,000                              228,250
Stephens/1997
(5)
W. Nicholas         2,501                          1,949                        100,000                              114,500
Thorndike/1992
(8)
Richard B.              -                              -                              -                               33,780
Worley/2004 (6)

     (1) Includes an annual retainer and an attendance fee for each meeting attended.
     (2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2004. For Mr. Thorndike, the annual benefits equal the actual benefits he is currently receiving under the Retirement Plan for Trustees of the Putnam funds.
     (3) As of December 31, 2004, there were 110 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of the Investment Management Company.
     (4) Includes amounts (ranging from $5,000 to $90,000 per Trustee) for which the Putnam funds were reimbursed by the Investment Management Company for special Board and committee meetings and additional time spent on behalf of the Putnam funds in connection with certain regulatory and other matters relating to alleged improper trading by certain Investment Management Company employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.
     (5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of October 31, 2004, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to cer6tain Trustee were: Ms. Baxter-$11,809, Mr. Hill-$40,717, Mr. Jackson-$20,993, Mr. Joskow-$13,446, Mr.
             Mullin-$13,446, and Mr. Stephens -$3,989.
     (6) Since July 1, 2000, Marsh & McLennan Companies, Inc. has compensated Mr. Smith for his service as Trustees. The estimated annual retirement benefits shown in this table for Mr. Smith reflect benefits earned under the funds' retirement plan prior to July 1, 2000.
     (7) Includes additional compensation to Messrs. Hill,Putnam and Mr. Joskow for services as Chairman of the Trustees, President of the Funds and Chairman of the Audit and Pricing committee, respectively.
     (8) Mr. Thorndike retired from the Board of Trustees of the Putnam funds on June 30, 2004.
     (9) Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003. The estimated annual retirement benefits shown in this table for Mr. Lasser reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

             Under a Retirement Plan for Trustees of the Putnam funds (the "Plan") each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.
             The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.
             The Investment Management Company places all orders for purchases and sales of the fund's portfolio securities. In selecting broker-dealers, the Investment Management Company may consider research and brokerage services furnished to it and its affiliates. As a matter of policy, the Investment Management Company is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The brokerage commissions for the Fund's 2004 fiscal year were higher than the brokerage commissions for the Fund's prior fiscal year due to an increase in trading volume. During fiscal 2002, 2003 and 2004, the Fund paid $47,664, $109,627 and $300,184, in brokerage commissions, respectively. During fiscal 2004 the Fund paid $0 on transactions with an aggregate principal value of $0 (0% of transactions) to brokers and dealers to recognize research, statistical and quotation services provided to the Investment Management Company and its affiliates. At the end of fiscal 2004, the Fund held securities of the Fund's regular broker-dealers as follows:
                   Broker held                 Value ($)
                J.P. Morgan Chase & Co.         2,230,291
                Bank of America Corp.           9,432,684
                Morgan Stanley Dean Witter & Co.1,203,167
                Citigroup, Inc.                 8,271,019
                Lehman Brothers Holdings, Inc.  1,234,991
                Goldman Sachs Group, Inc. (The) 1,996,758
                Merrill Lynch & Co., Inc.         984,475
             For the fiscal year ending on October 31, 2004, the Fund paid $11,083,229 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.
(5)   Tax Treatment of Shareholders in Japan:
             The Fund intends to qualify as a "bond investment trust." On that basis, the tax treatment of unitholders in Japan of funds would be as follows:
      (1) Distributions to be made by a fund will be treated as distributions made by a publicly offered, domestic public and corporate bond investment trust.
      (2) Distributions (including differences (in terms of the fund's currency) between the redemption amount and the amount equal to capital of the fund (Hereinafter the same shall apply)) to be made by a fund to Japanese individual unitholders will be subject to the separate taxation from other income in Japan (i.e. 20% withholding tax (15% income tax and 5% local tax)). In this case, no report concerning payments will be filed with the Japanese tax authority.
      (3) Distributions to be made by the fund to Japanese corporate unitholders will be subject to withholding of income tax in Japan (i.e., 20% withholding tax (15% income tax and 5% local taxes)). In certain case, a report concerning payments will be filed with the chief of the tax office.
      (4) Distributions of net investment returns such as interest, etc. and distributions of short-term net realized capital gains will be, in principle, subject to withholding of U.S. federal income tax currently at the rate of 10% and the amount obtained after such deduction will be paid in Japan. Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan.
      (5) The Japanese withholding tax imposed on distributions as referred to in (2) and (3) above will be collected by way of the so-called "balance collection method", so that only the amount equivalent to 20% of the distribution before U.S. withholding tax less the amount of U.S. withholding tax withheld will be collected in Japan.
      (6) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to distributions paid by a domestic corporation, shall not apply.
      (7) Capital gains and losses arising from purchase and sale, and repurchase of the units, shall be treated in the same way as those arising from purchase and sale of a publicly offered, domestic public and corporate bond investment trust, and no tax will be levied on individual unitholders for their capital gains.
             This Fund intends to qualify as a public offered, foreign government and corporate bond fund under the tax law. Provided, that there is a possibility that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described above may be changed after the new tax treaty between Japan and the U.S. becomes effective and is subject to other changes of law or practice.

5.    STATUS OF INVESTMENT FUND
(1)   Diversification of Investment Fund:



                                                                                      (As of January 31, 2005)

                                                                                                    Investment
Types of Assets                         Name of Country               Total U.S. Dollars             Ratio (%)
US Government & Agency Obligations
   U.S. Government Agency
   Mortgage Obligations                 United States                      1,105,115,849                 40.30
   U.S. Treasury Obligations            United States                         59,262,652                  2.16
   U.S. Government Agency
   Obligations                          United States                         19,479,957                  0.71
   U.S. Government Guaranteed
   Mortgage Obligations                 United States                          1,934,584                  0.07
US Government & Agency Obligations           Sub-total                     1,185,793,042                 43.24
Corporate Bonds                         United States                        411,086,436                 14.99
                                        Luxembourg                            10,016,159                  0.37
                                        Netherlands                            9,976,419                  0.36
                                        United Kingdom                         9,529,581                  0.35
                                        France                                 6,190,321                  0.23
                                        Canada                                 5,879,428                  0.21
                                        Finland                                3,902,215                  0.14
                                        Australia                              3,010,311                  0.11
                                        Cayman Islands                                24                  0.00

                             Sub-total                                       459,590,894                 16.76
Asset Backed Securities                 United States                        528,023,856                 19.25
                                        Cayman Islands                        60,677,362                  2.21
                                        United Kingdom                        36,293,570                  1.32

                             Sub-total                                       624,994,788                 22.79
Collateralized Mortgage Obligations     United States                        462,015,376                 16.85
                                        Cayman Islands                         6,306,151                  0.23
                                        Ireland                                4,865,000                  0.18

                             Sub-total                                       473,186,527                 17.25
Municipal Bonds                         United States                          4,781,606                  0.17
               Cash, Deposit and Other Assets
               (After deduction of liabilities)                               -6,003,763                 -0.22
                             Total                                         2,742,343,094                100.00
                        (Net Asset Value)                           (JPY 284,134 million)






      Note 1:Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

      Note 2:Details of the rating for the bonds invested by the Fund as of the end of January, 2005 are as follows:

                                                     CCC and
Rating         AAA    AA    A     BBB    BB    B     Below  Other  Total
Percentage (%) 63.37  2.82  7.91  16.68  4.59  0.27  1.37   0.93   100.00

(2)   Investment Assets:
 (a) Names of Major Portfolio (Top 30 including the Equity Shares, Bonds, Options, etc.):
             [Please refer to the attached EXCEL Sheet (Top 30).]
 (b)  Investment Real Estate:
             Not applicable (as of the end of January, 2005).
 (c)  Other Major Investment Assets:
             Not applicable (as of the end of January, 2005).

(3)   Results of Past Operations:
 (a)  Record of Changes in Net Assets (Class M Shares):
             Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of January, 2005 is as follows:



                                Total Net Asset Value            Net Asset Value per Share
                                Dollar            Yen
                             (thousands)       (millions)        Dollar                Yen
1st Fiscal Year                   7,673              795           7.04                729
(October 31, 1995)
2nd Fiscal Year                  18,937            1,962           6.99                724
(October 31, 1996)
3rd Fiscal Year                 368,297           38,159           7.11                737
(October 31, 1997)
4th Fiscal Year               1,188,620          123,153           6.84                709
(October 31, 1998)
5th Fiscal Year               1,623,061          168,165           6.41                664
(October 31, 1999)
6th Fiscal Year               1,066,539          110,504           6.25                648
(October 31, 2000)
7th Fiscal Year               1,024,351          106,133           6.64                688
(October 31, 2001)
8th Fiscal Year               1,465,393          151,829           6.54                678
(October 31, 2002)
9th Fiscal Year                 884,380           91,631           6.63                687
(October 31, 2003)
10th Fiscal Year                556,725           57,682           6.80                705
(October 31, 2004)
2004 End of    February         694,702           71,978           6.79                704
               March            687,210           71,202           6.82                707
               April            651,775           67,530           6.63                687
               May              626,577           64,920           6.58                682
               June             611,209           63,327           6.61                685
               July             599,527           62,117           6.65                689
               August           587,972           60,920           6.76                700
               September        570,761           59,137           6.77                701
               October          556,725           57,682           6.80                705
               November         539,675           55,916           6.73                697
               December         533,646           55,291           6.78                702
2005 End of    January          527,196           54,623           6.81                706



    (Note) Operations of Class M Shares were commenced on December 14, 1994. In addition, as of December 14, 1994 the total net asset value was $1,005 (JPY 104,128) and net asset value per share of Class M Shares was $6.50 (JPY 673),
 (b)  Record of Changes in Distributions Paid (Class M Shares):


Period                                   Amount of Dividend paid per Share

1st Fiscal Year  (12/14/1994-10/31/1995)            $0.43          (JPY 45)
2nd Fiscal Year  (11/1/1995-10/31/1996)             $0.45          (JPY 47)
3rd Fiscal Year  (11/1/1996-10/31/1997)             $0.47          (JPY 49)
4th Fiscal Year  (11/1/1997-10/31/1998)             $0.46          (JPY 48)
5th Fiscal Year  (11/1/1998-10/31/1999)             $0.41          (JPY 42)
6th Fiscal Year  (11/1/1999-10/31/2000)             $0.41          (JPY 42)
7th Fiscal Year  (11/1/2000-10/31/2001)             $0.40          (JPY 41)
8th Fiscal Year  (11/1/2001-10/31/2002)             $0.34          (JPY 35)
9th Fiscal Year  (11/1/2002-10/31/2003)             $0.24          (JPY 25)
10th Fiscal Year  (11/1/2003-10/31/2004)            $0.18          (JPY 19)

(Note)Record of distribution paid from March 2003 to February 2005 are as follows:



                                                                        Net Asset Value per Share
                                   Dividend             Record           as of the Record Date
Month/Year                   Dollar        Yen            Date      Dollar                   Yen
2003 End of    March          0.020      2.072         3/14/03        6.67                   691
               April          0.020      2.072         4/14/03        6.62                   686
               May            0.020      2.072         5/14/03        6.76                   700
               June           0.018      1.865         6/13/03        6.85                   710
               July           0.017      1.761         7/16/03        6.68                   692
               August         0.018      1.865         8/14/03        6.49                   672
               September      0.017      1.761         9/16/03        6.62                   686
               October        0.018      1.865        10/16/03        6.58                   682
               November       0.018      1.865        11/14/03        6.68                   692
               December       0.017      1.761        12/17/03        6.70                   694
2004 End of    January        0.018      1.865         1/14/04        6.77                   701
               February       0.018      1.865         2/13/04        6.78                   702
               March          0.014      1.451         3/16/04        6.87                   712
               April          0.014      1.451         4/15/04        6.68                   692
               May            0.014      1.451         5/14/04        6.55                   679
               June           0.014      1.451         6/16/04        6.58                   682
               July           0.014      1.451         7/15/04        6.65                   689
               August         0.014      1.451         8/16/04        6.72                   696
               September      0.014      1.451         9/16/04        6.78                   702
               October        0.014      1.451        10/14/04        6.80                   705
               November       0.013      1.347        11/16/04        6.76                   700
               December       0.014      1.451        12/15/04        6.81                   706
2005 End of    January        0.014      1.451         1/13/05        6.79                   704
               February       0.014      1.451         2/15/05        6.83                   708



 (c)   Record of Changes in Return Rate (Class M Shares)
             Record of changes in Return Rate during the following fiscal years is as follows:



Period                                       Annual Return

1st Fiscal Year  (12/14/1994-10/31/1995)            15.43%
2nd Fiscal Year  (11/1/1995-10/31/1996)              5.92%
3rd Fiscal Year  (11/1/1996-10/31/1997)              8.74%
4th Fiscal Year  (11/1/1997-10/31/1998)              2.58%
5th Fiscal Year  (11/1/1998-10/31/1999)             -0.26%
6th Fiscal Year  (11/1/1999-10/31/2000)              4.05%
7th Fiscal Year  (11/1/2000-10/31/2001)             13.10%
8th Fiscal Year  (11/1/2001-10/31/2002)              3.77%
9th Fiscal Year  (11/1/2002-10/31/2003)              5.12%
10th Fiscal Year  (11/1/2003-10/31/2004)             5.40%


      *Return Rate (%) =[ [ Ending NAV x A] ] / Beginning NAV] - 1
      "A" shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the net asset value per share on the ex-dividend day of the relevant distribution plus 1. Provided that Beginning NAV, except for the 1st fiscal year, means net asset value per share at the end of the fiscal year immediately preceding the relevant fiscal year, and Ending NAV means net asset value per share at the end of the relevant fiscal year. As for the first fiscal year, Beginning NAV means net asset value per share on December 1, 1994
6.    OUTLINE OF PROCEDURES, ETC.
              [To be summarised Part III. "II. PROCEDURES, ETC."]
7.    OUTLINE OF ADMINISTRATION AND MANAGEMENT
       [To be summarised Part III. "III. ADMINISTRATION AND MANAGEMENT"]

II.   INFORMATION ON FINANCIAL HIGHLIGHTS

      [To be inserted the "1. Statement of Operations (Balance Sheet)" and "2. Statement of Asset and Liabilities".]

III.  SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

1.    Transfer of the Shares
             The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O.Box 41203, Providence, RI 02940-1203, U. S. A.
             The Japanese investors who entrust the custody of their shares to a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.
             No fee is chargeable for the transfer of shares.
2.    The Closing Period of the Shareholders' Book
             No provision is made.
3. There are no annual shareholders' meetings. Special shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940.
4.    No special privilege is granted to Shareholders.
      The acquisition of Shares by any person may be restricted.

IV.   ITEMS OF DETAILED INFORMATION CONCERNING THE FUND

      The Items of DETAILED INFORMATION CONCERNING THE FUND are as follows:

 I.   ADDITIONAL INFORMATION CONCERNING THE FUND
   1. History of the Fund
   2. Outline of Laws Regulating the Fund in the Jurisdiction Where Established
   3. Outline of the Supervisory Authority

II.   PROCEDURES, ETC.
   1. Subscription Procedures
   2. Repurchase Procedures

III.  MANAGEMENT AND ADMINISTRATION
   1. Outline of Management of Assets, Etc.
      (1)    Valuation of Assets
      (2)    Custody of Shares
      (3)    Duration Period
      (4)    Accounting Period
      (5)    Miscellaneous
   2. Outline of Disclosure System
   3. Rights By Shareholders, Etc.
      (1)    Rights By Shareholders, Etc.
      (2)    Foreign Exchange Control in the United States
      (3)    Agent in Japan
      (4)    Jurisdiction

IV.   FINANCIAL CONDITIONS OF THE FUND
   1. Financial Statements
   2. Conditions of the Fund

 V.   RECORD OF SALES AND REPURCHASES


              PART III. DETAILED INFORMATION CONCERNING THE FUND

I.    ADDITIONAL INFORMATION CONCERNING THE FUND
1.    History of the Fund:

             October 13, 1954:  Organization of the Fund as a Massachusetts
                                corporation.

             August 13, 1982:   Organization of the Fund as a Massachusetts
                                business trust. Adoption of the Agreement and Declaration of Trust.

             April 7, 1989:     Adoption of the Amended and Restated Agreement
                                and Declaration of Trust.

2.    Outline of Laws Regulating the Fund in the Jurisdiction Where
      Established:
             The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also intends to qualify each year and elect to be taxed as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended and the regulations thereunder.
             The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

      a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts:
                   Chapter 182 provides in part as follows:
                   A copy of the declaration of trust must be filed with the
             Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.
                   A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.
                   Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.
      b.     Investment Company Act of 1940:
                   The Investment Company Act of 1940, as amended (the "1940
             Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.
      c.     Securities Act of 1933:
                   The Securities Act of 1933, as amended (the "1933 Act"),
             regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.
      d.     Securities Exchange Act of 1934:
                   The Securities Exchange Act of 1934, as amended (the "1934
             Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.
      e.     The U.S. Internal Revenue Code of 1986:
                   The Fund intends to qualify as a "regulated investment
             company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.
      f.     Other laws:
                   The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.
3.    Outline of the Supervisory Authorities:
             Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.
      a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.
      b. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

II.   PROCEDURES, ETC.
1.    Sales Procedures, Etc.:
(1)   Sales Procedures in the United States
             Investors residing in the United States can open a Fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The Fund sells its shares at the offering price, which is the net asset value ("NAV") plus any applicable sales charge. The investor's financial advisor or Putnam Investor Services generally must receive the investor's completed buy order before the close of regular trading on the exchange for the investor's shares to be bought at that day's offering price.
      The Investors can buy shares:
      * Through a financial advisor. The investor's advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge the investor for his or her services.
      * Through systematic investing. The investor can make regular investments of $25 or more weekly, semi-monthly or monthly through automatic deductions from the investor's bank checking or savings account. Application forms are available through the investor's advisor or Putnam Investor Services at 1-800-225-1581.
      * Subsequent investments via the internet. If investors have an existing Putnam fund account and investors have completed and returned an Electronic Investment Authorization Form, investors can buy additional shares online at www.putnaminvestments.com.
             For more information, contact the investor's advisor or Putnam Investor Services at 1-800-225-1581.
             The investor may also complete an order form and write a check for the amount the investor wishes to invest, payable to the Fund. The investor should return the check and completed form to Putnam Investor Services.
             Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open the investor's fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening an investor's account, the fund reserves the right to close an investor's account.
             The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

(2)   Sales Procedures in Japan
             It is agreed and understood that the Shares of the Fund shall be offered by the Distributor to non U.S. persons in Japan only and not to any "U.S. Person" as such person is defined below. In addition, if a shareholder becomes a U.S. Person after purchasing shares, the shareholder may hold shares continuously pursuant to the Account Contract (as defined below) but may not purchase additional shares from the Distributor in Japan.
             For purposes of this Agreement, a "U.S. Person" means any of the following: (1) a citizen or resident of the United States for U.S. federal income tax purposes; (2) a corporation, partnership or other legal entity organized under the law of the United States or any of its political subdivisions; (3) any estate or trust which is subject to United States federal income taxation regardless of the source of its income. For purposes of this definition, the "United States" means the United States of America and any of its states, territories, possessions or the District of Columbia.
             In Japan, Shares of the Fund are offered on any Business Day and any business day of a securities company in Japan during the Subscription Period mentioned in "Section 8. Period of Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the "Account Contract") and receive from such investors an application for requesting the opening of a transactions account under the Account Contract. Purchase may be made in the minimum investment amount of 200 shares and in integral multiples of 100 shares.
             The issue price for Shares during the Subscription period shall be, in principal, the Net Asset Value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge in Japan shall be 3% of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount, which is over the net asset value, of the Sales Price shall be retained by Putnam Retail Management, principal underwriter of the Fund. The public offering price means the amount calculated by dividing the net asset value by (1- 0.0325) and rounded to three decimal places.
             Investors having entrusted a Sales Handling Company with safekeeping of the certificates for Fund shares will receive a trade balance report. In such case payment shall be made in yen in principal and the applicable exchange rate shall be the exchange rate determined by such Sales Handling Company to be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day. The payment may be made in dollars to the extent that the Sales Handling Companies agree.
             In addition, Sales Handling Companies in Japan who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than JPY 100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transactions of Foreign Securities" established by the Association.
2.    Repurchase Procedures, Etc.:
(1)   Repurchase Procedures in the United States
             Investors residing in the United States can sell their shares back to the Fund any day the New York Stock Exchange is open, either through the investor's financial advisor or directly to the Fund. Payment for redemptions may be delayed until the Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.
             For shares purchased, the Fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if the investors sell or exchange their shares after holding them for 5 days or less. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from defined contribution plans administered by Putnam, redemptions of shares purchased directly with contributions by a plan participant or sponsor or loan repayment. The redemption fee will not apply to redemptions from certain omnibus accounts, or in the event of shareholder death or post-purchase disability. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees or sponsors of retirement plans may also impose redemption fees.

      * Selling shares through the investor's financial advisor. The investor's advisor must receive the investor's request in proper form before the close of regular trading on the New York Stock Exchange for the investor to receive that day's NAV, less any applicable deferred sales charge. The investor's advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge investors for his or her services.
      * Selling shares directly to the fund. Putnam Investor Services must receive the investor's request in proper form before the close of regular trading on the New York Stock Exchange in order for the investor to receive that day's NAV, less any applicable sales charge.
             By mail. Send a signed letter of instruction by all registered owners or their legal representatives to Putnam Investor Services. If the investor has certificates for the shares he or she wants to sell, investors must include them along with completed stock power forms.
             By telephone. The investor may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless the investor has notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless the investor indicates otherwise on the account application, Putnam Investor Services will be authorized to accept redemption and transfer instructions received by telephone.
             The telephone redemption privilege is not available if there are certificates for the investor's shares. The telephone redemption privilege may be modified or terminated without notice.
      * Additional requirements. In certain situations, for example, if the investor sells shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, the investor should contact Putnam Investor Services.
      * When will the fund pay the investor? The Fund generally sends an investor payment for his or her shares the business day after the investor's request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days as permitted by federal securities law.
      * Redemption By The Fund. If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds. The Fund may also redeem shares if an investor owns shares more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.
      Policy on excessive short-term trading
      Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund's performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund's expenses and diluting the Fund's net asset value. Depending on the size and frequency of short-term trades in the Fund's shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund's brokerage and administrative costs and taxable distributions to shareholders.
             When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
             Because the Fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund's investments. In addition, the market for lower-rated bonds may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund's shares, which may reduce the Fund's performance and dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices in response to volatile cash flows caused by short-term trading. Similar risks may apply if the Fund holds other types of less liquid securities.
      Fund policies. In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, the Investment Management Company monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.
             The Investment Management Company's Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which Putnam Investor Services maintains records. This review is based on the Fund's internal parameters for detecting excessive short-term trading, which consider the number of "round trip" transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that the Investment Management Company or the Fund considers to be excessive or inappropriate, Putnam Management will issue the investor and the financial intermediary involved in the activity, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege. The Fund also reserves the right to terminate the exchange privilege without a warning. In addition, the Investment Management Company will also communicate instances of excessive short-term trading to the compliance staff of an investor's broker, if one is identified.
             In addition to enforcing these exchange parameters, the Investment Management Company and the Fund reserve the right to reject or restrict purchases or exchanges for any reason. The Investment Management Company or the Fund may determine that an investor's trading activity is excessive or otherwise potentially harmful based on various factors, including an investor's or financial intermediary's trading history in the Fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the Fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the Fund or other Putnam funds. The Fund may take these steps in its discretion even if the investor's activity may not have been detected by the Fund's current monitoring parameters. Limitations on the fund's policies. There is no guarantee that the Fund will be able to detect excessive short-term trading in all accounts. For example, the Investment Management Company currently does not have access to sufficient information to identify each investor's trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the Fund's policies. In addition, even when the Investment Management Company has sufficient information, its detection methods may not capture all excessive short-term trading.
             In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The Fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. The Investment Management Company monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, the Investment Management Company will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the Fund's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. The Fund's policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading. Blackout periods for Putman employees. The Investment Management Company imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of the Investment Management Company and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of the Investment Management Company 's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.
(2)   Repurchase Procedures in Japan
             Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of securities companies in Japan without a contingent deferred sales charge. Repurchases (other than repurchases of all of an investor's Fund Shares) shall be made only in integral multiples of 100 shares.
             The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Mizuho Investors. The price shall be paid in yen through the Sales Handling Companies pursuant to the Contracts or, if the Sales Handling Companies agree, in dollars. Payment for repurchase proceeds shall generally be made on the fourth business day of securities companies in Japan after and including the Trade Day.

III.  Management and Administration
1.    Outline of Management of Assets, Etc.:
(1)   Valuation of Assets:
             The Fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following U.S. holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m., New York time. However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., New York time, and futures contracts on U.S. government and other fixed-income securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m., New York time.
             Securities for which market quotations are readily available are valued at prices which, in the opinion of the Investment Management Company, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the best reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.
             Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain non-U.S. securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, approved by the Trustees which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
             If any securities held by the Fund are restricted as to resale, the Investment Management Company determines their fair value using procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.
             Generally, trading in certain securities (such as non-U.S.
      securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York time). Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value using procedures approved by the Trustees.
(2)   Custody of Shares:
             Share certificates shall be held by Shareholders at their own risk.
             The custody of the Share certificates (if issued) representing Shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of Mizuho Investors. Trade balance report shall be delivered by the Sales Handling Companies to the Japanese Shareholders.
(3)   Duration Period:
             Unless terminated, the Fund shall continue without limitation of time.
(4)   Accounting Period:
             The accounts of the Fund will be closed each year on 31st October.
(5)   Miscellaneous:
  (a) Suspension of Redemption:
             The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the U.S. Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the U.S. Securities and Exchange Commission for protection of investors.
  (b) Duration and Liquidation:
             Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by vote of the Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.
  (c) Authorized Shares:
             There is no prescribed authorized number of Shares, and Shares may be issued from time to time.
  (d) Agreement and Declaration of Trust:
             Originals or copies of the Agreement and Declaration of Trust, as amended, are maintained in the office of the Fund and are made available for public inspection for the Shareholders. Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.
             The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.
             In Japan, material changes in the Agreement and Declaration of Trust shall be published and notice thereof shall be sent to the Japanese Shareholders.
  (e) Issue of Warrants, Subscription Rights, etc.:
             The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.
  (f) How Performance Is Shown:
             Fund advertisements may, from time to time, Include Performance Information. "Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period.
             For purposes of calculating yield, net investment income is calculated in accordance with U.S. Securities and Exchange Commission regulations and may differ from net investment income as determined for financial reporting purposes. U.S. Securities and Exchange Commission regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.
             Yield is based on the price of the shares, including the maximum initial sales charge.
             "Total return" for the one-, five- and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price. Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used.
      For the one-year, five-year and ten-year periods ended October 31, 2004 the average annual total return for Class M shares of the Fund was 2.01%, 6.26% and 6.31%, respectively. Returns for Class M shares reflect the deduction of the current maximum initial sales charge of 3.25% for Class M shares. Returns shown for Class M shares for periods prior to December 14, 1994 are derived from the historical performance of Class A shares (not offered in Japan), adjusted to reflect both the deduction of the initial sales charge and the higher operating expenses applicable to Class M shares. The 30-day SEC yield for the Class M shares of the Fund for the period ended October 31, 2004 was 2.26%.
             All data are based on past inbvestment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.
             Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.

  (g) The Procedures Concerning Amendments to the Agreements Concluded Between the Related Companies, etc.:
       (i)   Management Contract
                   The Management Contract shall automatically terminate,
             without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager.
                   This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically in the event of its assignment) until terminated as follows:
             (a) Either party hereto may at any time terminate this Contract by not more than sixty days' nor less than thirty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or
             (b) If (i) the Trustees of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later.
      (ii)   Custodian Agreement
                   The Custodian Agreement shall become effective as of its
             execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; provided either party may at any time immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the other party or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction. No provision of this Agreement may be amended or terminated except by a statement in writing signed by the party against which enforcement of the amendment or termination is sought.
                   This Agreement is executed and delivered in The Commonwealth of Massachusetts and shall be governed by and construed according to the internal laws of said Commonwealth, without regard to principles of conflicts of law.
      (iii)  Agent Company Agreement:
                   The Agent Company Agreement shall be effective until
             terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party to this Agreement.
                   This Agreement shall be governed by and construed in
             accordance with the laws of Japan.
      (iv)   Japan Dealer Sales Contract:
                   Either party hereto may terminate Japan Dealer Sales
             Contract, without cause, upon 30 days' written notice to the other party. Either party hereto may also terminate this Contract for cause upon the violation by the other party of any of the provisions hereof, such termination to become effective on the date such notice of termination is mailed to the other party.
                   This Contract and the rights and obligations of the parties hereunder shall be governed by and construed under the laws of The Commonwealth of Massachusetts.

2.    Outline of Disclosure System:
(1)   Disclosure in United States of America:
 (i)  Disclosure to shareholders
             In accordance with the Investment Company Act of 1940, the investment fund is required to send to its shareholders annual and semi-annual reports containing financial information.
 (ii) Disclosure to the SEC
             The investment fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the Investment Company Act of 1940.
(2)   Disclosure in Japan:
  a.  Disclosure to the Supervisory Authority:
      (i)    Disclosure Required under the Securities and Exchange Law:
                   When the Fund intends to offer the Shares amounting to more than certain amount in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities registration statements together with the copies of the Agreement and Declaration of the Fund and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance.
                   The Sales Handling Companies of the Shares shall deliver to the investors prospectuses (kofu mouromisho) the contents of which are substantially identical to Part I and Part II of the securities registration statements. In case of the investors' request, they shall deliver to the investors prospectuses (seikyu mouromisho) the contents of which are substantially identical to
             Part III of the securities registration statements. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance.

      (ii) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies
                   Prior to offering of Shares for sale, the Trustees must file in advance the prescribed matters on the Fund with the Commissioner of Financial Services Agency under the Law Concerning Investment Trusts and Investment Corporations (the Law No.198,
             1951) (hereinafter referred to the "Investment Trusts Law"). In addition, if the Trustees amends the Agreement and the Declaration of the Trust of the Fund, it must file in advance such amendment and the details thereof with the Commissioner of Financial Services Agency. Further, the Trustees must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.
  b.  Disclosure to Japanese Shareholders:
             If the Trustees makes any amendment to the Agreement and the Declaration of the Trust of the Fund, the substance of which is important, it must give in advance public notice concerning its intention to make such amendment and the substance of such amendment at least 30 days prior to such amendment, and must deliver the written documents containing the above matters to the shareholders known in Japan. Provided, however, that if the said written documents are delivered to all the shareholders in Japan, the relevant public notice is not required to be given.
             The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Sales Handling Companies.
             The above-described Management Report on the Fund will be sent to the shareholders known in Japan.

3.    Rights By Shareholders, Etc.:
(1)   Rights By Shareholders, Etc.:
             Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Sales Handling Companies exercise their rights on their behalf in accordance with the Account Agreement with the Sales Handling Companies.
             Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.
             The major rights enjoyed by Shareholders are as follows:
       (i)   Voting rights
                   Each share has one vote, with fractional shares voting
             proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.
       (ii)  Repurchase rights
                   Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.
       (iii) Rights to receive dividends
                   Shareholders generally receive any distribution from net
             investment income monthly and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.
                   Shareholders may choose three distribution options, although investors in Japan may only choose the last alternative.
               - Reinvest all distributions in additional shares without a sales charge;
               - Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or
               -   Receive all distributions in cash.
       (iv)  Right to receive distributions upon dissolution
                   Shareholders are entitled to receive distributions upon
             dissolution in proportion to the number of shares then held by them, except as otherwise required.
       (v)   Right to inspect accounting books and the like
                   Shareholders are entitled to inspect the Agreement and
             Declaration of Trust, the accounting books at the discretion of the Court and the minutes of any shareholders' meetings.
       (vi)  Right to transfer shares
                   Shares are transferable without restriction except as
             limited by applicable law.
       (vii) Rights with respect to the U.S. registration statement
                   If, under the 1933 Act, there is, at any time it became
             effective, any false statement concerning any material fact in the U.S. registration statement, or any omission of any statement of material fact required to be stated therein or necessary in order to make the statements made therein not misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such Statement or any underwriter of the relevant shares.
(2)   Foreign Exchange Control in the United States:
             In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.
(3)   Agent in Japan:

             Mori Hamada & Matsumoto
             Marunouchi Kitaguchi Building
             6-5, Marunouchi 1-chome
             Chiyoda-ku, Tokyo
             The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;
      (a) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and
      (b) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.
             The agent for the registration with the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the continuous disclosure and for the filing of the notification with the Commissioner of the Financial Services Agency is each of the following persons:

             Harume Nakano
             Ken Miura
             Attorneys-at-law
             Mori Hamada & Matsumoto
             Marunouchi Kitaguchi Building
             6-5, Marunouchi 1-chome
             Chiyoda-ku, Tokyo
(4)   Jurisdiction:
             Limited only to litigation brought by Japanese investors regarding transactions relating to (3)(b) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto. Execution procedures of judgments shall be subject to Japanese law.:
             Tokyo District Court
             1-4, Kasumigaseki 1-chome
             Chiyoda-ku, Tokyo


IV.   FINANCIAL CONDITIONS OF THE FUND

1.    FINANCIAL STATEMENTS


      Financial highlights
             The financial highlights table is intended to help investors understand the Fund's recent financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been derived from the Fund's financial statements, which have been audited by KPMG LLP. Its report and the Fund's Financial statements are included in the Fund's annual report to shareholders, which is available upon request. The information for all periods prior to the year ended October 31, 1999 has been derived from the Fund's financial statements, which have been audited by the Fund's previous independent accountants.



                                     - 8 -

Financial highlights (For a share outstanding throughout the period)


                                                                Year ended
                                                                October 31
                                             2004       2003       2002       2001       2000

                                                                  CLASS M

Net asset value, beginning of period        $6.63      $6.54      $6.64      $6.25      $6.41

Investment operations

Net investment income (a)                     .17 (d)    .23        .30        .37        .42

Net realized and unrealized gain
  (loss) on investments                       .18        .10       (.06)       .42       (.17)

Total from investment operations              .35        .33        .24        .79        .25

Less distributions:
From net investment income                   (.18)      (.24)      (.34)      (.40)      (.41)
From return of capital                          -          -          -          - (e)      -

Total distributions                          (.18)      (.24)      (.34)      (.40)      (.41)

Redemption fees                                 - (e)      -          -          -          -

Net asset value, end of period              $6.80      $6.63      $6.54      $6.64      $6.25

Total return at
  net asset value (%) (b)                    5.40       5.12       3.77      13.10       4.05

Net assets, end of period
  (in thousands)                         $556,725   $884,380 $1,465,393 $1,024,351 $1,066,539

Ratio of expenses to average
  net assets (%) (c)                         1.24 (d)   1.18       1.17       1.20       1.20
Ratio of net investment income
  to average net assets (%)                  2.62 (d)   3.48       4.56       5.74       6.61
Portfolio turnover (%)                     441.06     251.00 (f) 268.10 (f) 233.83 (f) 207.35

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.
(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.
(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares.
(e)   Amount represents less than $0.01 per share.
(f) Portfolio turnover excludes certain treasury notes transactions executed in connection with a short-term trading strategy.


                                     - 9 -

[The following financial documents are omitted here.]

Statement of assets and liabilities October 31, 2004
Statement of operations Year ended October 31, 2004
Statement of changes in net assets
Financial highlights (For a share outstanding throughout the period) Notes to financial statements October 31, 2004
Portfolio of investments owned October 31, 2004
Statement of assets and liabilities October 31, 2003
Statement of operations Year ended October 31, 2003
Statement of changes in net assets
Financial highlights (For a share outstanding throughout the period) Notes to financial statements October 31, 2003
Portfolio of investments owned October 31, 2003
Statement of assets and liabilities April 30, 2004 (unaudited) Statement of operations Six months ended April 30, 2004 (unaudited) Statement of changes in net assets
Financial highlights (For a share outstanding throughout the period) Notes to financial statements April 30, 2004 (unaudited)
Portfolio of investments owned April 30, 2004 (unaudited)



2.    CONDITION OF THE FUND
      Statement of Net Assets


                                             (As of January 31, 2005)
                                    $               JPY
                                            (in thousands (except e.)
  a.  Total Assets            6,227,238,534              645,204,185
  b.  Total Liabilities       3,484,895,440              361,070,017
  c.  Total Net Assets (a-b)  2,742,343,094              284,134,168

  d.  Total Number of Shares
      Outstanding
                 Class A        136,786,737  Shares
                 Class B         43,656,174  Shares
                 Class C          4,067,937  Shares
                 Class M         77,395,768  Shares
                 Class R             31,225  Shares
                 Class Y        136,863,239  Shares

  e.  Net Asset Value
      per Share (c/d)
                 Class A              $6.88                  JPY 713
                 Class B              $6.84                  JPY 709
                 Class C              $6.86                  JPY 711
                 Class M              $6.81                  JPY 706
                 Class R              $6.88                  JPY 713
                 Class Y              $6.92                  JPY 717



V.    RECORD OF SALES AND REPURCHASES (Class M Shares):
             Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of such Fiscal Years are as follows:

                         Number of  Number of Shares     Number of
                        Shares Sold  Repurchased     Outstanding Shares
1st Fiscal Year            1,163,283       73,164       1,090,119
(12/14/1994-10/31/1995)          (0)          (0)             (0)
2nd Fiscal Year            2,435,804      816,055       2,709,868
(11/1/1995-10/31/1996)           (0)          (0)             (0)
3rd Fiscal Year           50,402,587    1,311,388      51,801,067
(11/1/1996-10/31/1997)  (47,615,400)     (54,400)    (47,561,000)
4th Fiscal Year          233,377,001  111,298,763     173,879,305
(11/1/1997-10/31/1998) (230,062,300)(109,664,400)   (167,958,900)
5th Fiscal Year          109,817,914   30,394,471     253,302,748
(11/1/1998-10/31/1999) (107,116,700) (27,891,900)   (247,183,700)
6th Fiscal Year           10,318,568   92,925,457     170,695,859
(11/1/1999-10/31/2000)   (8,243,400) (90,266,600)   (165,160,500)
7th Fiscal Year           38,793,436   55,278,044     154,211,251
(11/1/2000-10/31/2001)  (33,741,000) (51,079,100)   (147,822,400)
8th Fiscal Year          100,233,673   30,364,757     224,080,167
(11/1/2001-10/31/2002)  (95,425,400) (26,110,700)   (217,137,100)
9th Fiscal Year           31,546,839  122,204,015     133,422,991
(11/1/2002-10/31/2003)  (29,536,500)(118,350,100)   (128,323,500)
10th Fiscal Year           2,077,209   53,602,766      81,897,434
(11/1/2003-10/31/2004)   (1,426,500) (50,958,900)    (78,791,100)

      Note:  Shares have been sold in Japan since August 27, 1997.


PART IV.     SPECIAL INFORMATION

                     I. OUTLINE OF THE MANAGEMENT COMPANY

1.    Outline of the Management Company:
 A.   Putnam Income Fund (the "Fund")
 (1)  Amount of Capital Stock
             Not applicable.
 (2)  Structure of the management of the Fund
             The Trustees are responsible for generally overseeing the conduct of the Fund's business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.
             The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.
             Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Fund, to the extent provided therein (v) with respect to certain amendments of the Agreement and Declaration of Trust,
      (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.
             On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects on the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.
             Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.
             The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.
             Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.
             At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.
             Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.
             The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.
             The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.
             The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.
 B.   Putnam Investment Management, LLC (the "Investment Management Company"):
 (1)  Amount of Capital Stock
      1.     Amount of Member's Equity (as of the end of January, 2005):
             $14,818,904+
      2.     Amount of member's equity (for the past five years):

             Year               Amount of Member's Equity
Increase/Decrease

      End of 2000                     $209,635,521

      End of 2001                     $170,497,323           - $39,138,198

      End of 2002                     $138,739,094           - $31,758,229

      End of 2003                     $144,486,036              $5,746,942

      End of 2004 *                    -$9,155,466+          -$153,641,502
      +      Unaudited.
      *      During 2004, Putnam Investment Management accrued $223,524,388 of regulatory settlements. This, along with net intercompany transactions with the Parent and its affiliates resulted in the decrease. Net income for the year ended December 31, 2004 was $89,819,256. This was offset by $243,460,758 of net intercompany transactions, which are factored as a reduction of Members'
             Equity.
 (2)  Structure of the Management of the Company
             The Investment Management Company is ultimately managed by its
      Board of Directors, which is elected by its shareholders.
             Each fund managed by the Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, the Investment Management Company's Fixed Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.
             The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.
             In selecting portfolio securities for the Fund, the Investment
      Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.
             The Core Fixed Income Team of the Investment Management Company
      has primary responsibility, and its members have joint responsibility, for the day-to-day management of the Fund's portfolio.

2.    Description of Business and Outline of Operation
 A.   Fund:
             The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained Putnam Investment Management, LLC, the investment adviser, to render investment advisory services and Putnam Fiduciary Trust Company, to hold the assets of the Fund in custody and act as Investor Servicing Agent.
 B.   The Investment Management Company:
             The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of January 31, 2005, the Investment Management Company managed, advised, and/or administered the following 108 funds and fund portfolios (having an aggregate net asset value of over $138.2 billion):

                                               (as of the end of January, 2005)

Country where Funds are established or managed Principal Characteristic  Number of Funds Net Asset Value (million dollars)
                                              Closed End Type Bond Fund        13                                $4,619.09
                    U.S.A.                    Open End Type Balanced Fund      16                               $39,486.43
                                              Open End Type Bond Fund          32                               $32,231.12
                                              Open End Type Equity Fund        47                               $61,832.57

3.    Financial Conditions:
 A.   Fund
             Same as Part III., IV. FINANCIAL CONDITIONS OF THE FUND.
 B.   The Investment Management Company:
             (translated from the English source: omitted in this English translation)
4.    Restrictions on Transactions with Interested Parties:
             Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Putnam Investment Management, LLC, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of the Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).
5.    Miscellaneous
 A.   Fund:
 (a)  Changes of Trustees and Officers
             Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.
 (b)  Amendment to the Agreement and Declaration of Trust
             Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.
 (c)  Litigation and Other Significant Events
             Nothing which has or which would have a material adverse effect on the Fund has occurred which is required to be disclosed and has not been disclosed. The fiscal year end of the Fund is October 31. The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.
 B.   The Investment Management Company:
 (a)  Election and Removal of Directors:
             Directors of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of the Investment Management Company.

 (b)  Election and Removal of Officers:
             Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.
 (c)  Supervision by SEC of Changes in Directors and Certain Officers:
             The Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of the Investment Management Company.
             Under Section 9 (b) of the Investment Company Act of 1940 SEC may prohibit the directors and officers from remaining in office, if SEC will judge that such directors and officers have willfully violated any provision of the federal securities law.
 (d) Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.
      a. Articles of Organization of the Investment Management Company may be amended, under the Delaware Limited Liability Company Act, by appropriate shareholders' vote.
      b. Under the Delaware Limited Liability Company Act, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.
      c.     The Investment Management Company has no direct subsidiaries.
 (e)  Litigation, etc.
             On April 8, 2004, the Investment Management Company entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against the Investment Management Company by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which the Investment Management Company agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.
             The Investment Management Company , and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against the Investment Management Company and certain related parties, including certain Putnam funds. The Investment Management Company has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, the Investment Management Company believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the Fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.
             Review of these matters by counsel for the Investment Management Company and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.





                                    - 13 -

II.   OUTLINE OF THE OTHER RELATED COMPANIES

1     Name, Amount of Capital and Description of Business:
(A) Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian):
 (1)  Amount of Capital:
             U.S.$27,496,694 (approximately JPY 2.8 billion) as of January 31, 2005.

 (2)  Description of Business:
             Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam Investments, Inc., parent of Putnam. Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception and custody services since 1990.

(B) Putnam Retail Management Limited Partnership ("Putnam Retail Management") (the Principal Underwriter):
 (1)  Amount of Capital:
             U.S.$68,310,761 (approximately JPY 7.1 billion) as of the end of January, 2005.
 (2)  Description of Business:
             Putnam Retail Management is the Principal Underwriter of the shares of Putnam Funds including the Fund.

(C) Mizuho Investors Securities Co., Ltd. (Distributor in Japan and Agent Company):
 (1)  Amount of Capital:
             JPY 80,288.29 million as of the end of January, 2005.
 (2)  Description of Business:
             Mizuho Investors Securities Co., Ltd. is a diversified securities company in Japan. Mizuho Investors Securities Co., Ltd. engages in handling the sales and redemptions of the fund shares for 4 offering foreign investment funds.
2     Outline of Business Relationship with the Fund:
(A) Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian):
             Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.
 (B) Putnam Retail Management Limited Partnership ("Putnam Retail Management") (the Principal Underwriter):
             Putnam Retail Management engages in providing marketing services to the Fund.
 (C) Mizuho Investors Securities Co., Ltd. (Distributor in Japan and Agent Company):
             The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

3     Capital Relationships
             100% of the shares of Putnam Investment Management, LLC are held by Putnam LLC.



III.  OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entity by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

I.    Massachusetts Business Trusts

      A.     General Information

             Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

             Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of The Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

      B.     Shareholder Liability

             Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II.   United States Investment Company Laws and Enforcement

      A.     General

             In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

             1.    Investment Company Act of 1940

                   The Investment Company Act of 1940, as amended (the "1940
             Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

             2.    Securities Act of 1933

                   The Securities Act of 1933, as amended (the "1933 Act"),
             regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

             3.    Securities Exchange Act of 1934

                   The Securities Exchange Act of 1934, as amended (the "1934
             Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

             4.    The Internal Revenue Code

                   An investment company is generally an entity subject to
             federal income taxation under the Internal Revenue Code of 1986, as amended (the "Code"). However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

             5.    Other laws

                   The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

      B.     Outline of the Supervisory Authorities

             Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

             1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

             2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

      C.     Offering Shares to the Public

             An investment company ("investment company" or "fund") offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

      D.     Ongoing Requirements

             Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to;

             1. Updating its prospectus if it becomes materially inaccurate or misleading;

             2.    Annual update of its registration statement;

             3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

             4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and independent registered public accounting firm;

             5.    Maintenance of a code of ethics; and

             6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III.  Management of a Fund

      The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

      The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV.   Share Information

      A.     Valuation

             Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

      B.     Redemption

             Shareholders may generally sell shares of a fund to that fund any day the New York Stock Exchange is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven says, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

      C.     Transfer agency

             The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V.    Shareholder Information, Rights and Procedures for the Exercise of Such
Rights

      A.     Voting Rights

             Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

      B.     Dividends

             Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

      C.     Dissolution

             Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares owned.

      D.     Transferability

             Shares of a fund are typically transferable without restriction.

      E.     Right to Inspection

             Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI.   Tax Matters

      A. Tax Treatment of Shareholders in Japan

             Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan" hereinabove.

      B. U.S. Tax Treatment of Non-U.S. Citizens

             The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations generally are effective for payment made after December 31, 2000. In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax rates under income tax treaties. Foreign investors in a fund should consult their tax advisors with respect to the potential application of these regulations. These new regulations modify and, in general, unify the way in which non-U.S. investors establish their status as non-U.S. States "beneficial owners" eligible for withholding exemptions including a reduced treaty rate or an exemption from backup withholding. For example, the new regulations require non-U.S. investors to provide new forms.

             The regulations clarify withholding agents' reliance standards. They also require additional certifications for claiming treaty benefits. For example, a non-U.S. investor may be required to provide a TIN, and has to certify that he/she "derives" the income with respect to which the treaty benefit is claimed within the meaning of applicable regulations. The regulations also specify procedures for foreign intermediaries and flow-through entities, such as foreign partnerships, to claim the benefit of applicable exemptions on behalf of non-U.S. investors for which or for whom they receive payments. The regulations also amend the foreign broker office definition as it applies to partnerships.

             The regulations are complex and this summary does not completely describe them. Non-U.S. investors should consult with their tax advisors to determine how the regulations affect their particular circumstances.

             Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of fund shares if the investor is present in the United States for at least 31 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the fund that is "effectively connected" with a U.S. trade or business carried on by such an investor.

      C. U.S. Taxation of the Fund

             The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

      (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

      (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

      (c) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement..

             In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

             If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner, to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

             If the fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

             If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

             Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term capital gains. Properly designated distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) ("Capital Gain Dividends") will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

             Dividends and distributions on the fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder's investment (and thus included in the price paid by the shareholder).

             Distributions from capital gains are generally made after applying any available capital loss carryovers.

             The fund's transactions in non-U.S. currencies, non-U.S. currency-denominated debt securities and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

             Investment by the fund in "passive non-U.S. investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive non-U.S. investment company as a "qualified electing fund."

             A "passive non-U.S. investment company" is any non-U.S. corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains. Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

             The fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

             The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Pursuant to tax legislation enacted in 2001, the back-up withholding tax rate will be (i) 30% for amounts paid during 2002 and 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. This legislation will expire and the back-up withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

             In order for a non-U.S. investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the non-U.S. investor must comply with special certification and filing requirements. Non-U.S. investors in a fund should consult their tax advisers in this regard.

             The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to foreign, state or local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law.

VII.  Important Participants in Offering of Mutual Fund Shares

      A.     Investment Company

             Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

      B.     Investment Adviser/Administrator

             The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

      C.     Underwriter

             An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

      D.     Transfer Agent

             A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

      E.     Custodian

             A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.


IV.   FORM OF FOREIGN INVESTMENT FUND SECURITIES

      Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

      (1)    Front

      a.     Name of the Fund
      b.     Number of shares represented
      c.     Signatures of the Chairman and Transfer Agent
      d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

      (2)    Back

      a.     Space for endorsement
      b.     Description concerning delegation of transfer agency



V.    MISCELLANEOUS

(1)   The ornamental design is used in cover page of the Japanese Prospectus.
(2)   The following must be set forth in the Prospectus.

        * Outline of the Prospectus will be included at the beginning of the Prospectus, summarizing the content of Part I., INFORMATION CONCERNING SECURITIES, "I. DESCRIPTIONS OF THE FUND" in "Part II. INFORMATION CONCERNING THE FUND" and "II. OUTLINE OF THE OTHER RELATED COMPANIES" in "Part IV. SPECIAL INFORMATION", of the SRS, and Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts and the related regulation of the Distributors regarding the subscription and payment, etc.

        * Up-to-date information regarding "(1) Diversification of Investment Fund" and "(3) Results of Past Operations" of "5. Status of Investment Portfolio" in "I. DESCRIPTION OF THE FUND" and regarding "IV. FINANCIAL CONDITIONS OF THE FUND", in "Part
             III. DETAILED INFORMATION CONCERNING THE FUND", of the SRS, which will be obtainable from time to time after the filing of the SRS, may be shown in the table, and such information may be shown graphically in addition to in a table form as an attachment to the Prospectus. Also, the foreign exchange rate related to the Fund may be shown.



Attachment

Net asset value per share as at the ex-dividend date:
(From December 1994 to February 2005)

  Year / Month  Net asset value per share as at the ex-dividend date
 1994   December                        6.46
 1995    January                        6.48
        February                        6.55
           March                        6.65
           April                        6.70
             May                        6.84
            June                        6.96
            July                        6.95
          August                        6.82
       September                        6.98
         October                        7.04
        November                        7.03
        December                        7.12
 1996    January                        7.14
        February                        7.13
           March                        6.86
           April                        6.84
             May                        6.81
            June                        6.72
            July                        6.73
          August                        6.84
       September                        6.83
         October                        6.91
        November                        7.06
        December                        6.95
 1997    January                        6.93
        February                        7.05
           March                        6.89
           April                        6.80
             May                        6.88
            June                        6.97
            July                        7.02
          August                        7.02
       September                        7.03
         October                        7.09
        November                        7.07
        December                        7.05
 1998    January                        7.11
        February                        7.11
           March                        7.09
           April                        7.08
             May                        7.04
            June                        7.11
            July                        7.07
          August                        7.00
       September                        6.90
         October                        6.84
        November                        6.77
        December                        6.89
 1999    January                        6.86
        February                        6.78
           March                        6.74
           April                        6.75
             May                        6.62
            June                        6.47
            July                        6.54
          August                        6.41
       September                        6.40
         October                        6.35
        November                        6.43
        December                        6.35
 2000    January                        6.23
        February                        6.27
           March                        6.29
           April                        6.27
             May                        6.09
            June                        6.19
            July                        6.21
          August                        6.28
       September                        6.26
         October                        6.26
        November                        6.25
        December                        6.31
 2001    January                        6.32
        February                        6.35
           March                        6.44
           April                        6.34
             May                        6.36
            June                        6.42
            July                        6.43
          August                        6.48
       September                        6.53
         October                        6.56
        November                        6.51
        December                        6.36
 2002    January                        6.50
        February                        6.47
           March                        6.36
           April                        6.43
             May                        6.41
            June                        6.49
            July                        6.49
          August                        6.51
       September                        6.59
         October                        6.50
        November                        6.54
        December                        6.56
 2003    January                        6.58
        February                        6.61
           March                        6.63
           April                        6.61
             May                        6.74
            June                        6.82
            July                        6.66
          August                        6.49
       September                        6.63
         October                        6.59
        November                        6.67
        December                        6.69
 2004    January                        6.75
        February                        6.76
           March                        6.86
           April                        6.68
             May                        6.56
            June                        6.57
            July                        6.66
          August                        6.72
       September                        6.75
         October                        6.78
        November                        6.77
        December                        6.77
 2005    January                        6.77
        February                        6.80





                                    - 17 -

Record of Net Asset Value per Share (From December 31, 1991 to December 31,
2004)

      Date       Net Asset Value per Share (US$)
December 31, 2004              6.78
December 31, 2003              6.68
December 31, 2002              6.63
December 31, 2001              6.44
December 31, 2000              6.33
December 31, 1999              6.32
December 31, 1998              6.88
December 31, 1997              7.07
December 31, 1996              6.98
December 31, 1995              7.20
December 31, 1994              6.47
December 31, 1993              7.24
December 31, 1992              7.02
December 31, 1991              6.99

(Note)Before the commencement of the operation of Class M Shares (December 14, 1994), the record of the net asset value per share of Class A Shares not sold in Japan is described for reference.

Amount of Dividend Paid (From March 1990 to February 2005)

Ex-dividend DateAmount of Dividend Paid (US$)
    3/15/1990          0.058
    4/16/1990          0.058
    5/15/1990          0.058
    6/15/1990          0.058
    7/16/1990          0.058
    8/15/1990          0.057
    9/17/1990          0.058
    10/15/1990         0.057
    11/15/1990         0.057
    12/17/1990         0.057
    1/15/1991          0.057
    2/15/1991          0.057
    3/15/1991          0.053
    4/15/1991          0.053
    5/15/1991          0.053
    6/17/1991          0.053
    7/15/1991          0.053
    8/15/1991          0.053
    9/16/1991          0.053
    10/15/1991         0.053
    11/15/1991         0.053
    12/16/1991         0.053
    1/15/1992          0.053
    2/18/1992          0.053
    3/16/1992          0.053
    4/15/1992          0.053
    5/15/1992          0.050
    6/15/1992          0.050
    7/15/1992          0.050
    8/17/1992          0.050
    9/15/1992          0.050
    10/15/1992         0.050
    11/13/1992         0.050
    12/15/1992         0.050
    1/15/1993          0.050
    2/16/1993          0.050
    3/15/1993          0.050
    4/15/1993          0.050
    5/17/1993          0.050
    6/15/1993          0.047
    7/15/1993          0.047
    8/16/1993          0.047
    9/15/1993          0.047
    10/15/1993         0.047
    11/15/1993         0.047
    12/15/1993         0.045
    1/17/1994          0.047
    2/15/1994          0.046
    3/15/1994          0.043
    4/15/1994          0.043
    5/16/1994          0.043
    6/15/1994          0.043
    7/15/1994          0.043
    8/15/1994          0.043
    9/15/1994          0.043
    10/17/1994         0.043
    11/15/1994         0.040
    12/15/1994         0.039
    1/16/1995          0.041
    2/15/1995          0.039
    3/15/1995          0.039
    4/17/1995          0.039
    5/15/1995          0.040
    6/15/1995          0.039
    7/17/1995          0.039
    8/15/1995          0.039
    9/15/1995          0.039
    10/16/1995         0.039
    11/15/1995         0.039
    12/15/1995         0.038
    1/15/1996          0.038
    2/16/1996          0.038
    3/15/1996          0.038
    4/15/1996          0.038
    5/15/1996          0.038
    6/17/1996          0.037
    7/15/1996          0.036
    8/15/1996          0.036
    9/16/1996          0.036
    10/15/1996         0.036
    11/15/1996         0.036
    12/16/1996         0.036
    1/15/1997          0.035
    2/18/1997          0.036
    3/17/1997          0.036
    4/15/1997          0.036
    5/15/1997          0.036
    6/16/1997          0.036
    7/15/1997          0.036
    8/15/1997          0.035
    9/15/1997          0.038
    10/15/1997         0.036
    11/17/1997         0.036
    12/15/1997         0.036
    1/15/1998          0.036
    2/17/1998          0.036
    3/16/1998          0.036
    4/15/1998          0.036
    5/15/1998          0.036
    6/15/1998          0.035
    7/15/1998          0.035
    8/17/1998          0.035
    9/15/1998          0.036
    10/15/1998         0.036
    11/16/1998         0.036
    12/18/1998         0.036
    1/15/1999          0.036
    2/16/1999          0.034
    3/15/1999          0.034
    4/15/1999          0.034
    5/17/1999          0.034
    6/15/1999          0.034
    7/15/1999          0.034
    8/16/1999          0.034
    9/15/1999          0.034
    10/15/1999         0.034
    11/15/1999         0.034
    12/15/1999         0.034
    1/18/2000          0.034
    2/15/2000          0.034
    3/15/2000          0.034
    4/17/2000          0.034
    5/15/2000          0.034
    6/15/2000          0.034
    7/17/2000          0.034
    8/15/2000          0.034
    9/15/2000          0.034
    10/16/2000         0.034
    11/15/2000         0.034
    12/15/2000         0.062
    1/16/2001          0.034
    2/15/2001          0.034
    3/15/2001          0.034
    4/16/2001          0.029
    5/15/2001          0.029
    6/15/2001          0.029
    7/16/2001          0.029
    8/15/2001          0.029
    9/17/2001          0.029
    10/15/2001         0.029
    11/15/2001         0.029
    12/17/2001         0.029
    1/15/2002          0.029
    2/15/2002          0.029
    3/15/2002          0.029
    4/15/2002          0.029
    5/15/2002          0.029
    6/17/2002          0.029
    7/15/2002          0.029
    8/15/2002          0.029
    9/16/2002          0.024
    10/15/2002         0.024
    11/15/2002         0.024
    12/13/2002         0.024
    1/15/2003          0.024
    2/18/2003          0.020
    3/17/2003          0.020
    4/15/2003          0.020
    5/15/2003          0.020
    6/16/2003          0.018
    7/17/2003          0.017
    8/15/2003          0.018
    9/17/2003          0.017
    10/17/2003         0.018
    11/17/2003         0.018
    12/18/2003         0.017
    1/15/2004          0.018
    2/17/2004          0.018
    3/17/2004          0.014
    4/16/2004          0.014
    5/17/2004          0.014
    6/17/2004          0.014
    7/16/2004          0.014
    8/17/2004          0.014
    9/17/2004          0.014
    10/15/2004         0.014
    11/17/2004         0.013
    12/16/2004         0.014
    1/14/2005          0.014
    2/16/2005          0.014

 (Note)Before the commencement of the operation of Class M Shares (December 14, 1994), the amount of dividend paid of Class A Shares not sold in Japan is described for reference.




                                     - 2 -

Filed Document:                       ANNUAL SECURITIES REPORT

To be filed with:                     Director of Kanto Local Finance Bureau

Fiscal Year:                           Tenth Term
                                       (From  November  1,  2003 to October  31,
2004
Filing Date:  April 2, 2005

Name of the Reporting Fund:           PUTNAM INCOME FUND

Name of Representative:               Charles E. Porter
                                      Executive Vice President, Associate
                                      Treasurer and Principal Executive Officer

Address of Principal Office:          One Post Office Square
                                      Boston, Massachusetts 02109
                                      U. S. A.


Name and Title of Reporting Agent:    Harume Nakano
                                      Attorney-at-Law

                                      Ken Miura
                                      Attorney-at-Law

Address or Place of Business          Marunouchi Kitaguchi Building
                                      6-5, Marunouchi 1-chome
                                      Chiyoda-ku, Tokyo

Name of Liaison Contact:              Harume Nakano
                                      Ken Miura
                                      Attorneys-at-Law

Place of Liaison Contact:             Mori Hamada & Matsumoto
                                      Marunouchi Kitaguchi Building
                                      6-5, Marunouchi 1-chome
                                      Chiyoda-ku, Tokyo

Phone Number:                         03-6212-8316


 Places where a copy of this Annual Securities Report is available for Public
                                  Inspection

                                Not applicable.






                                     - 3 -

                                C O N T E N T S

                                                                       This
                                                                      English
                                                                    Translation

  I.  DESCRIPTION OF THE FUND                                            1

 II.  FINANCIAL CONDITIONS OF THE FUND                                   3

III.  OUTLINE OF THE FUND                                                3

 IV.  OUTLINE OF THE OTHER RELATED COMPANIES                             3

  V.  SUMMARY OF INFORMATION CONCERNING
      FOREIGN INVESTMENT FUND SECURITIES                                 3

 VI.  OUTLINE OF THE SYSTEM OF INVESTMENT
      TRUSTS IN MASSACHUSETTS                                            3

VII.  REFERENCE INFORMATION                                              3

Attachment                                                               3

      Note 1: The exchange rate of U.S. Dollars ("dollar" or "$") into Japanese Yen is JPY 103.61 for one U.S. Dollar, which is the actual middle point between the selling and buying currency rate by telegraphic transfer on the January 31, 2005 quoted by The Bank of Tokyo-Mitsubishi, Ltd. The same applies hereinafter.

      Note 2: In this report, money amounts and percentages have been rounded. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this report, there are cases in which figures for the same information differ from each other.

      Note 3: In this report, "fiscal year" refers to the year from November 1 to October 31 of the following year. However, the first fiscal year refers to a period from December 14, 1994 (Incorporation of the Fund) to October 31, 1995.



                    PART I. INFORMATION CONCERNING THE FUND

I.    DESCRIPTION OF THE FUND

      The description in this item is the same as the description in PART II.,
      I. DESCRIPTION OF THE FUND, excluding 5. OUTLINE OF PROCEDURES, ETC. and
      6. OUTLINE OF ADMINISTRATION AND MANAGEMENT of the Securities Registration Statement set forth before.



II.   SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

      The description in this item is the same as the description in PART II.,
      III. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES of the Securities Registration Statement set forth before.



               PART II. DETAILED INFORMATION CONCERNING THE FUND

I.    ADDITIONAL INFORMATION CONCERNING THE FUND

      The description in this item is the same as the description in PART III.,
      I. ADDITIONAL INFORMATION CONCERNING THE FUND of the Securities Registration Statement set forth before.

II.   PROCEDURES, ETC.

      The description in this item is the same as the description in PART III.,
      II. PROCEDURES, ETC. of the Securities Registration Statement set forth before.

III.  ADMINISTRATION AND MANAGEMENT

      The description in this item is the same as the description in PART III.,
      III. ADMINISTRATION AND MANAGEMENT of the Securities Registration Statement set forth before.

IV.   FINANCIAL CONDITIONS OF THE FUND

      The description in this item is the same as the description in PART III.,
      IV. FINANCIAL CONDITIONS OF THE FUND of the Securities Registration Statement set forth before.

V.    RECORD OF SALES AND REPURCHASES

      The description in this item is the same as the description in PART III.,
      V. RECORD OF SALES AND REPURCHASES of the Securities Registration Statement set forth before.



PART III.    SPECIAL INFORMATION


I.    OUTLINE OF THE MANAGEMENT COMPANY

      The description in this item is the same as the description in PART IV.,
      I. OUTLINE OF THE MANAGEMENT COMPANY of the Securities Registration Statement set forth before.

II.   OUTLINE OF THE OTHER RELATED COMPANIES

      The description in this item is the same as the description in PART IV.,
      II. OUTLINE OF THE OTHER RELATED COMPANIES of the Securities Registration Statement set forth before.

III.  OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

      The description in this item is the same as the description in PART IV.,
      III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS of the Securities Registration Statement set forth before.

IV.   REFERENCE INFORMATION
      The following documents concerning the Fund have been filed with Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan.

             December 19, 2003: Amendment to Securities Registration Statement

             April 2, 2004:     Securities Registration Statement / Annual
                                Securities Report (the Ninth term)

             July 30, 2004:     Semi-annual Report (during the Tenth term) /
                                Amendment to Securities Registration Statement
      Attachment

      The description in this item is the same as the description in the Attachment of the Securities Registration Statement set forth before.



(2) Investment Assets:
(i) Names of Major Portfolio Holdings (Top 30 Holdings)

------------------------------------------------------------------------------------------------------------------


                                                                    Kind of
No.              Name of Securities                                 Issue                      Maturity
--- ---------------------------------------------- ------------------------------------------- -------------------
1.  Federal National Mortgage Association TBA      U.S. Government Agency Mortgage Obligations 02/01/35
2.  Federal National Mortgage Association TBA      U.S. Government Agency Mortgage Obligations 02/01/35
3.  Federal National Mortgage Association          U.S. Government Agency Mortgage Obligations 8/1/21 - 9/1/34
4.  Federal Home Loan Mortgage Corporation         U.S. Government Agency Mortgage Obligations 1/1/24 - 12/1/34
5.  Federal National Mortgage Association TBA      U.S. Government Agency Mortgage Obligations 02/01/20
6.  Federal National Mortgage Association          U.S. Government Agency Mortgage Obligations 02/01/35
7.  U.S. Treasury Notes                            U.S. Treasury Obligations                   05/15/09
8.  Federal Home Loan Mortgage Corporation TBA     U.S. Government Agency Mortgage Obligations 03/01/35
9.  Federal Home Loan Mortgage Corporation TBA     U.S. Government Agency Mortgage Obligations 02/01/35
10. Holmes Financing PLC                           Asset-backed securities                     2040
11. FFCA Secured Lending Corp.                     Collateralized Mortgage Obligations         2027
12. Fannie Mae                                     U.S. Government Agency Obligations          01/15/10
13. Green Tree Financial Corp.                     Asset-backed securities                     2030
14. Federal National Mortgage Association          Collateralized Mortgage Obligations         2034
15. American Home Mortgage Investment Trust        Asset-backed securities                     2034
16. Structured Adjustable Rate Mortgage Loan Trust Collateralized Mortgage Obligations         2035
17. Criimi Mae Commercial Mortgage Trust           Collateralized Mortgage Obligations         2033
18. U.S. Treasury Notes                            U.S. Treasury Obligations                   2014
19. American Express Credit Account Master Trust   Asset-backed securities                     2012
20. Federal National Mortgage Association          U.S. Government Agency Mortgage Obligations 10/1/23 - 10/1/34
21. Structured Adjustable Rate Mortgage Loan Trust Asset-backed securities                     2034
22. Federal National Mortgage Association          Collateralized Mortgage Obligations         2042
23. Bear Stearns Alternate Trust                   Asset-backed securities                     2035
24. Federal National Mortgage Association          Collateralized Mortgage Obligations         2028
25. Federal Home Loan Mortgage Corp.               Collateralized Mortgage Obligations         2044
26. Conseco Finance Securitizations Corp.          Asset-backed securities                     2033
27. American Home Mortgage Investment Trust        Asset-backed securities                     2034
28. Federal National Mortgage Association          Collateralized Mortgage Obligations         2042
29. Wells Fargo Mortgage Backed Securities Trust   Collateralized Mortgage Obligations         2034
30. Federal National Mortgage Association          Collateralized Mortgage Obligations         2041


(2) Investment Assets: (CONTINUED)
(i) Names of Major Portfolio Holdings (Top 30 Holdings) (CONTINUED)

                                                (As of January 31, 2005)
-----------------------------------------------------------------------
                                             U.S. Dollar
                       Par Value       ----------------------- Invest-
      Interest  ---------------------- Acquisition Current     ment
No.   Rate (%)  Amount        Currency Cost        Value       Ratio (%)
---   --------  ------------- -------- ----------- ----------- ------
1.    5         343,800,000   USD      339,622,023 342,940,500  12.51
2.    6 1/2     199,300,000   USD      208,430,539 208,548,756   7.60
3.    7         152,903,229   USD      161,642,635 162,064,803   5.91
4.    6 1/2     145,006,956   USD      152,042,258 151,982,662   5.54
5.    4 1/2      81,800,000   USD       81,518,813  81,640,236   2.98
6.    5 1/2      51,700,000   USD       52,553,496  52,637,063   1.92
7.    3 7/8      38,700,000   USD       39,788,444  39,120,259   1.43
8.    6 1/2      32,200,000   USD       33,694,281  33,659,063   1.23
9.    6 1/2      24,700,000   USD       25,868,125  25,861,671   0.94
10.   3.22       22,675,000   USD       22,542,729  22,675,000   0.83
11.   7.77       17,122,000   USD       17,317,476  19,600,748   0.71
12.   7 1/4      17,044,000   USD       19,291,202  19,479,957   0.71
13.   7.86       19,225,000   USD       19,753,688  17,249,377   0.63
14.   0          21,074,538   USD       16,969,995  17,084,371   0.62
15.   3.59       14,698,266   USD       14,559,321  14,644,626   0.53
16.   5.16       14,346,000   USD       14,614,988  14,607,115   0.53
17.   7          13,599,500   USD       13,042,714  14,466,468   0.53
18.   4 1/4      14,000,000   USD       14,089,948  14,133,437   0.52
19.   2.903      14,080,000   USD       14,080,000  14,082,196   0.51
20.   6 1/2      12,427,685   USD       12,996,015  13,026,021   0.47
21.   4.416      12,721,172   USD       12,859,311  12,820,960   0.47
22.   7 1/2      11,696,987   USD       12,505,724  12,518,057   0.46
23.   5.171      12,125,704   USD       12,418,902  12,350,319   0.45
24.   7 1/2      11,438,106   USD       11,897,415  12,278,386   0.45
25.   7 1/2      11,450,359   USD       12,285,878  12,241,579   0.45
26.   6.681      10,568,058   USD       10,568,058  11,006,984   0.40
27.   3.71       10,607,009   USD       10,556,349  10,589,708   0.39
28.   7 1/2       9,480,733   USD       10,205,120  10,150,535   0.37
29.   3.393       9,895,828   USD        9,920,567   9,926,752   0.36
30.   7 1/2       9,103,716   USD        9,820,716   9,719,041   0.35
